UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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COMSYS IT PARTNERS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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COMSYS IT PARTNERS, INC.
4400 Post Oak Parkway
Suite 1800
Houston, Texas 77027
NOTICE OF
2007
ANNUAL STOCKHOLDERS MEETING
and
PROXY STATEMENT
Wednesday,
May 23, 2007
9:30 a.m. (local time)
St. Regis Hotel
1919 Briar Oaks Lane Houston, Texas 77027

April 17, 2007
Dear COMSYS Stockholder:
     On behalf of COMSYS’ Board of Directors and management, you are cordially invited to attend the 2007 Annual Meeting of Stockholders at the St. Regis Hotel in Houston, Texas on Wednesday, May 23, 2007, at 9:30 a.m. (local time).
     It is important that your shares are represented at the meeting. Whether or not you plan to attend, please complete and return the enclosed proxy card in the accompanying envelope. Also note that submitting a proxy will not prevent you from attending the meeting and voting in person.
     You will find information regarding the matters to be voted on at the meeting in the enclosed proxy statement. Our 2006 Annual Report to Stockholders is either enclosed with these materials or has previously been mailed to you.
     We appreciate your interest in COMSYS, and look forward to seeing you on May 23, 2007.
Sincerely,

Larry L. Enterline
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Questions and Answers about the 2007 Annual Meeting
Board of Directors Information
Election of Directors and Director Biographies
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THESE SEVEN DIRECTORS
Corporate Governance Matters and Communications with the Board of Directors
Nominating Process for Directors
Audit Committee Report
Executive Compensation
Compensation Committee Report
Compensation Committee Interlocks and Insider Participation
COMPENSATION TABLES
2006 SUMMARY COMPENSATION TABLE
2006 GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT 2006 FISCAL YEAR-END
OPTION EXERCISES AND STOCK VESTED IN FISCAL 2006
2006 DIRECTOR COMPENSATION
EMPLOYMENT AGREEMENTS AND RELATED ARRANGEMENTS; POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
SEVERANCE AGREEMENT
DESCRIPTION OF BENEFIT PLANS
EQUITY COMPENSATION PLAN INFORMATION
BENEFICIAL OWNERSHIP
MAJOR STOCKHOLDERS TABLE
HOLDINGS OF OFFICERS AND DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Submission of Future Stockholder Proposals
Availability of Form 10-K and Annual Report to Stockholders
Other Matters

COMSYS IT PARTNERS, INC.
4400 POST OAK PARKWAY
SUITE 1800
HOUSTON, TEXAS 77027

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2007

To our Stockholders:
     The Annual Meeting of Stockholders of COMSYS IT Partners, Inc. will be held on Wednesday, May 23, 2007, at 9:30 a.m. (local time) at the St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas 77027, for the following purposes:
1.	To elect seven directors to serve until the Company’s 2008 Annual Meeting of Stockholders;

2.	To ratify and approve the Company’s Amended and Restated 2004 Stock Incentive Plan, providing for, among other amendments, an increase in the number of shares reserved for issuance under the plan;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2007; and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
     If you are a stockholder of record at the close of business on March 30, 2007, you will be entitled to vote at the Annual Meeting. Your vote is important. Please carefully consider each proposal and mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

By Order of the Board of Directors,

Ken R. Bramlett, Jr.
Senior Vice President, General Counsel and
Secretary
This notice of Annual Meeting and proxy statement are first being mailed to stockholders on or about April 17, 2007.

COMSYS IT PARTNERS, INC.
4400 Post Oak Parkway
Suite 1800
Houston, Texas 77027

PROXY STATEMENT

Questions and Answers about the 2007 Annual Meeting
About the Annual Meeting
Who is soliciting my vote?
     The Board of Directors of COMSYS IT Partners, Inc., which we refer to as COMSYS or the Company, is soliciting your vote at the Company’s 2007 Annual Meeting of Stockholders.
What am I voting on?
     You are voting on:
•	The election of seven directors;

•	The ratification and approval of our Amended and Restated 2004 Stock Incentive Plan, providing for, among other amendments, an increase in the number of shares reserved for issuance under the plan;

•	The ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2007; and

•	Any other business that properly comes before the Annual Meeting.
How does the Board of Directors recommend that I vote my shares?
     Unless you give other instructions on your proxy card, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendation can be found with the description of each item in this proxy statement. In summary, the Board of Directors recommends a vote:
•	FOR the proposal to elect the nominated directors;

•	FOR the proposal to ratify and approve our Amended and Restated 2004 Stock Incentive Plan; and

•	FOR the proposal to ratify Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2007.
Who is entitled to vote?
     You may vote if you were the record owner of our common stock as of the close of business on March 30, 2007. Each share of common stock is entitled to one vote. As of March 30, 2007, we had 19,652,489 shares of common stock outstanding and entitled to vote. There is no cumulative voting.
How many votes must be present to hold the Annual Meeting?
     Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly return a proxy by mail. In order for us to hold our meeting, holders of a majority of our outstanding shares of common stock as of the close of business on March 30, 2007, must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.
What is a broker non-vote?
     If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote those shares, the broker may return the proxy card without voting on that proposal. This is known as a broker non-vote.
How many votes are needed to approve each of the proposals?
     The seven nominees for election as directors at the Annual Meeting who receive the highest number of “FOR” votes will be elected as directors. This is called plurality voting. Unless you indicate otherwise on your proxy card, the persons named as your proxies will vote your shares FOR all the nominees for director named in this proxy statement.
     The ratification and approval of our Amended and Restated 2004 Stock Incentive Plan requires the affirmative “FOR” vote of a majority of the votes cast. Only votes for or against this proposal will be counted as votes cast. Abstentions and broker non-votes will not be counted for voting purposes and will have no effect on the results of the vote on this proposal.
     The ratification of the independent registered public accounting firm requires the affirmative “FOR” vote of a majority of the votes cast. Only votes for or against this proposal will be counted as votes cast. Abstentions and broker non-votes will not be counted for voting purposes and will have no effect on the results of the vote on this proposal.
How do I vote?
     You can vote either by proxy without attending the meeting or in person at the meeting. Even if you plan to attend the meeting, we encourage you to vote by proxy.
     To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope. If you hold your COMSYS stock in a brokerage account (that is, in “street name”), please carefully follow the directions on your proxy card or voter instruction form.
     If you plan to vote in person at the meeting, and you hold your stock in street name, you must obtain a proxy from your broker and bring that proxy to the meeting.
Can I change my vote?
     Yes. You can change or revoke your vote at any time before the polls close at the Annual Meeting. You can do this by:
•	Signing another proxy card with a later date and returning it to us prior to the meeting,

•	Sending our Corporate Secretary a written document revoking your earlier proxy, or

•	Voting again at the meeting.
Who counts the votes?
     We have hired American Stock Transfer & Trust Company, our transfer agent, to count the votes represented by proxies cast by ballot. Employees of the transfer agent will also act as inspectors of election.
Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?
     If you do not provide a proxy or vote your shares held in your name, your shares will not be voted.

     If you hold your shares in street name, your broker will be able to vote your shares for the election of directors and the ratification of auditors even if you do not provide the broker with voting instructions, as these are considered to be routine matters. Your broker, however, will not be able to vote your shares for the ratification and approval of the Amended and Restated 2004 Stock Incentive Plan, as this is a non-routine proposal.
How are votes counted?
     In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees.
     For each of the following proposals: to ratify and approve our Amended and Restated 2004 Stock Incentive Plan and to ratify the appointment of our independent registered public accounting firm, you may vote “FOR,” “AGAINST” or “ABSTAIN.”
What if I return my proxy, but don’t vote for some of the matters listed on my proxy card?
     If you return a signed proxy card without indicating your vote, your shares will be voted FOR the nominee directors listed on the card, FOR the ratification and approval of our Amended and Restated 2004 Stock Incentive Plan and FOR the ratification of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2007.
Could other matters be decided at the Annual Meeting?
     We are not aware of any other matters that will be considered at the Annual Meeting. If any other matters arise at the Annual Meeting, however, the persons named in your proxies will vote your shares in accordance with their best judgment.
Who can attend the meeting?
     The Annual Meeting is open to all holders of COMSYS common stock.
What do I need to bring to attend the Annual Meeting?
     You will need proof of ownership of your shares to enter the meeting. If your shares are in the name of your broker or bank or other nominee, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement. All stockholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND PROOF THAT YOU OWN COMSYS STOCK, YOU MAY NOT BE ADMITTED INTO THE MEETING.
How can I access COMSYS’ proxy materials and annual report electronically?
     This proxy statement and the 2006 annual report are available on our website at www.comsys.com.
Board of Directors Information
What is the makeup of the Board of Directors and how often are the members elected?
     Our Board of Directors currently has seven members and two vacancies, which will not be filled at the Annual Meeting. Our directors generally serve one-year terms from the time of their election until the next Annual Meeting or until their successors are duly elected and qualified. In connection with the September 2004 merger of a wholly-owned subsidiary of Venturi Partners, Inc. with and into COMSYS Holding, Inc., which we refer to as the merger, we entered into a voting agreement that provides the parties with certain rights regarding the nominations of directors. The nomination procedure is set forth in our amended and restated bylaws, as further amended, and is described in more detail below in the section entitled “Nominating Process for Directors.” Except as otherwise specified, references to “Old COMSYS” are to COMSYS Holding, Inc., its subsidiaries and their respective predecessors prior to the merger. Except as otherwise specified, references to “Venturi” are to Venturi Partners, Inc. and its subsidiaries and respective predecessors prior to the merger, except those subsidiaries relating to Venturi’s commercial staffing business, which were sold in connection with the merger.

What if a nominee is unable or unwilling to serve?
     That is not expected to occur. If it does, shares represented by proxies will be voted for a substitute nominated by the Board of Directors.
How are directors compensated?
     Directors who are employed by us or our principal stockholders receive no additional compensation for serving on our Board of Directors. We refer to our directors who are neither employed by us nor by our principal stockholders as outside directors. Compensation for our outside directors consists of equity and cash as described below. Our outside directors as of the date of this proxy statement are Robert Fotsch, Robert Z. Hensley and Victor E. Mandel. In July 2006, we made certain modifications to the director compensation plan, and our current compensation plan is described below.
Equity Compensation
     Outside directors who join our Board of Directors receive an initial grant of 5,000 shares of our common stock, and subsequent annual grants of 2,000 shares of our common stock on the date of each Annual Meeting. These stock grants are 100% vested on the grant date.
Cash Compensation
     We also pay our outside directors an annual retainer of $25,000, plus meeting fees of $2,000 per meeting of the Board of Directors attended in person and $1,000 per meeting attended by telephone or other electronic means. All directors are also entitled to reimbursement of expenses. Outside directors serving in specified committee positions also receive the following additional annual retainers:

Chairman of the Audit Committee	$15,000
Chairman of the Compensation Committee	$7,500
Audit Committee Member	$5,000
     Each committee member receives $2,000 for each meeting of a committee of the Board of Directors attended in person and $1,000 for each committee meeting attended by telephone or other electronic means.
     Our outside director fees are payable in cash or, at the election of each director, which is made on an annual basis, in shares of restricted stock determined by the current market price of the stock at the time of each payment. For detailed information regarding our director compensation in 2006, please see “Executive Compensation—Compensation Tables—2006 Director Compensation.”
Liability insurance and indemnification agreements
     We provide liability insurance for our current directors and officers and, pursuant to the merger agreement, maintain liability insurance for actions of both our and the Old COMSYS’ former officers and directors that took place prior to the merger. We also have contractual indemnification arrangements with our directors and officers under which we agree, in certain circumstances, to compensate them for costs and liabilities incurred in actions brought against them while acting as directors or officers of our Company.
How often did the Board of Directors meet in 2006?
     The Board of Directors met nine times in fiscal 2006 and took actions by written consent at various times throughout the year. Each current director attended at least 75% of the Board of Directors meetings and 75% of the meetings of the committees on which he or she served.

Election of Directors and Director Biographies
(Proposal 1 on the Proxy Card)
Who are the director nominees?
     Our charter provides that our Board of Directors will consist of at least nine directors. We currently have seven directors and two vacancies. Our Governance and Nominating Committed has determined that it will not fill the two vacancies on our Board of Directors at this Annual Meeting. The proxies solicited in this proxy statement cannot be voted for a greater number of persons than the number of director nominees named below. The seven directors and director nominees standing for election this year, who would hold office until the 2008 Annual Meeting of Stockholders or until their successors are elected, are:
     Larry L. Enterline, age 54. Mr. Enterline was re-appointed as our Chief Executive Officer effective February 2, 2006. Mr. Enterline had previously served as our Chief Executive Officer from December 2000, when our Company was known as Venturi Partners, Inc., until September 30, 2004, when we completed our merger with COMSYS Holding, Inc. He has served as a member of our Board of Directors since December 2000 and served as Chairman of the Board of Directors from December 2000 until the merger. Prior to joining our Company, Mr. Enterline served in a number of senior management positions at Scientific-Atlanta, Inc. from 1989 to 2000, the last of which was Corporate Senior Vice President for Worldwide Sales and Service. He also held management positions in the marketing, sales, engineering and products areas with Bailey Controls Company and Reliance Electric Company from 1974 to 1989. Mr. Enterline also serves on the boards of directors of Raptor Networks Technology, Inc. and Concurrent Computer Corporation.
     Frederick W. Eubank II, age 43. Mr. Eubank has served as a director since the completion of the merger in September 2004 and as Chairman of the Board of Directors since November 2006. Mr. Eubank joined Wachovia Capital Partners (formerly First Union Capital Partners), an affiliate of Wachovia Investors and Wachovia Corporation, in 1989 and currently serves as its Chief Investment Officer. Prior to joining Wachovia Capital Partners, Mr. Eubank was a member of Wachovia’s specialized industries group. Mr. Eubank also serves on the board of directors of CapitalSource Inc.
     Robert Fotsch, age 48. Mr. Fotsch has served as a director since July 2006. From 1996 to 2005, Mr. Fotsch served as Chief Executive Officer of Strategic Outsourcing, Inc., a professional employer organization company. Mr. Fotsch’s prior experience also included service as Chief Executive Officer (from 1992 until 1995) and Chief Operating Officer (from 1988 until 1992) of Home Innovations, Inc., a textile company. Prior to joining Home Innovations, Inc., Mr. Fotsch held management positions with Electronic Data Systems, Inc. and General Motors Corporation.
     Robert Z. Hensley, age 49. Mr. Hensley has served as a director since November 2006. Mr. Hensley served from 1990 to 2002 as an audit partner, and from 1997 to 2002 as office managing partner, for the Nashville office of Arthur Andersen LLP. From 2002 to 2003, he was an audit partner in the Nashville office of Ernst & Young LLP. He currently serves on the boards of directors and audit committees of HealthSpring, Inc., Advocat, Inc. and Spheris, Inc.
     Victor E. Mandel, age 42. Mr. Mandel has served as a director since April 2003. Since 2001, Mr. Mandel has served as founder and managing member of Criterion Capital Management, an investment company. Mr. Mandel also serves as a senior consultant to The Corporate Library (a leading provider of corporate governance information and analytics) integrating investment analysis with corporate governance research. From May 1999 to November 2000, Mr. Mandel was Executive Vice President-Finance and Development of Snyder Communications, Inc., with operating responsibility for its publicly-traded division Circle.com. From June 1991 to May 1999, Mr. Mandel was a Vice President in the Investment Research department at Goldman Sachs & Co. covering emerging growth companies.
     Courtney R. McCarthy, age 31. Ms. McCarthy has served as a director since July 2006. Prior to joining our Board of Directors, Ms. McCarthy served as a Board observer from the completion of the merger in September 2004 to July 2006. Ms. McCarthy joined Wachovia Capital Partners in 2000, where she currently serves as a Vice President, focusing on investments in the financial services and healthcare industries. From 1997 to 2000, Ms. McCarthy served as an associate and analyst in Wachovia’s Leveraged Capital Group where she focused on mezzanine and equity investments and on “one-stop” financings for leveraged transactions.

     Elias J. Sabo, age 36. Mr. Sabo has served as a director since April 2003. Since 1998, Mr. Sabo has served as a founding partner at The Compass Group International LLC. Prior to joining Compass, Mr. Sabo worked in the acquisition department for Colony Capital, a Los Angeles-based real estate private equity firm, from 1992 to 1996 and as a healthcare investment banker for CIBC World Markets (formerly Oppenheimer & Co.) from 1996 to 1998.
What does the Board of Directors recommend?
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THESE SEVEN DIRECTORS.
What are the committees of the Board of Directors?
     Our Board of Directors has the following committees:

			Number of
			Meetings in
Committee	Members	Principal Functions	Fiscal 2006
Audit	Robert Z. Hensley(1) Robert Fotsch Victor E. Mandel	• Oversees (i) our accounting, auditing and financial reporting processes, including qualifications, independence and performance of our independent registered public accounting firm, (ii) our internal audit function, (iii) the integrity of our financial statements, (iv) our systems of internal controls regarding finance and accounting and (v) our risk management and legal and regulatory compliance.	6

•   Appoints, sets compensation for, oversees and, where appropriate, replaces independent registered public accounting firm, resolves disagreements between management and independent registered public accounting firm regarding financial reporting and pre-approves all auditing, internal control-related and permitted non-audit services.

•   Reviews and discusses with management and independent registered public accounting firm our annual audited and quarterly unaudited financial statements, including disclosures made in management’s discussion and analysis, as well as our earnings press releases.

•   Discusses with management and independent registered public accounting firm significant reporting issues and judgments made in connection with the preparation of our financial statements, including any significant changes in accounting principles and quality and appropriateness of the accounting principles as applied in financial reporting.

•   Reviews and discusses with management and independent registered public accounting firm any major issues as to the adequacy of our internal controls, any material control deficiencies and steps adopted in light thereof and adequacy of disclosures regarding any changes in internal control over financial reporting.

•   Reviews and discusses quarterly reports from independent registered public accounting firm on critical accounting policies and any alternative treatments of financial information within GAAP that have been discussed with management, including ramifications of the use thereof and the treatment preferred by independent registered public accounting firm.

		• Maintains an open avenue of communication with the Board of Directors, our independent registered public accounting firm, our internal auditors and our management.
		• Reviews and approves related party transactions.

			Number of
			Meetings in
Committee	Members	Principal Functions	Fiscal 2006
Compensation	Frederick W. Eubank II(1) Courtney R. McCarthy Elias J. Sabo	• Oversees, evaluates and, where appropriate, administers our compensation policies, plans and practices, particularly for our executives.	6
		• Assists the Board of Directors in discharging its responsibilities relating to the compensation of our executives, including our Chief Executive Officer, and other key employees.
		• Evaluates the performance of our Chief Executive Officer and other executives in light of established performance goals and objectives.
		• Sets the compensation of our Chief Executive Officer and other executives upon such evaluation.
		• Reviews and recommends to the full Board of Directors director compensation.
		• Reviews and discusses the annual Compensation Discussion and Analysis with management.

Governance and Nominating	Frederick W. Eubank II Courtney R. McCarthy Elias J. Sabo	• Subject to our charter and bylaws, identifies individuals who are qualified to become members of the Board of Directors and selects candidates to be submitted for election at the Annual Meeting.	1
		• Assesses the effectiveness of the Board of Directors and its committees.
		• Reviews various corporate governance issues affecting our Company, including the number and functions of the Board of Directors’ committees and their governing charters.
		• Develops and recommends to the Board of Directors a set of corporate governance principles and a code of business conduct and ethics.

(1)	Committee Chairman.
Do the Board committees have written charters?
     Yes. The charters for our Audit Committee, Compensation Committee and Governance and Nominating Committee can be found on our website at www.comsys.com under the “Corporate Governance” caption. Our Corporate Governance Policy and Code of Business Conduct and Ethics, which are referenced in the charters and described in more detail below, are also posted on our website under the “Corporate Governance” caption. You can also obtain copies of these documents by writing to our Corporate Secretary, COMSYS IT Partners, Inc., 4400 Post Oak Parkway, Suite 1800, Houston, Texas 77027.
Corporate Governance Matters and Communications with the Board of Directors
Does the Company have a corporate governance policy?
     Our Board of Directors has adopted a Corporate Governance Policy, which is posted on our website under the “Corporate Governance” caption. This policy addresses the following matters, among others: composition of the Board of Directors, director qualifications, selection of directors, director responsibilities, service on other boards, director compensation and performance, Board committees and their responsibilities, management’s responsibilities, director access to senior management, attendance of non-director executive officers at Board of

Director meetings, the Board of Directors’ interaction with institutional investors, press and customers, executive sessions of independent directors, director orientation and continuing education, evaluation of our Chief Executive Officer, succession planning and compliance with our Code of Business Conduct and Ethics.
Who are our independent directors?
     Our Corporate Governance Policy provides that a majority of our directors must be “independent” as provided by the Nasdaq listing standards. Our Board of Directors has determined that all directors, except for Mr. Enterline, meet the standards regarding independence set forth in the Nasdaq listing standards and our Corporate Governance Policy.
Audit Committee
     Our Audit Committee currently consists of Messrs. Hensley, Mandel and Fotsch. Our Board of Directors has determined that each current member of the Audit Committee is independent for purposes of serving on the Audit Committee under the Nasdaq listing standards and applicable federal law. Our Board of Directors has also determined that each current member of the Audit Committee is financially literate under the Nasdaq listing standards and that Mr. Hensley is an audit committee financial expert as defined by the SEC.
Compensation Committee
     Our Compensation Committee currently consists of Mr. Eubank, Ms. McCarthy and Mr. Sabo. Our Board of Directors has determined that each current member of the Compensation Committee is independent for purposes of serving on such committee under the Nasdaq listing standards.
     Our Board of Directors has also determined that each current member of the Compensation Committee is an “outside director” in accordance with Section 162(m) of the Internal Revenue Code and that Mr. Eubank, Ms. McCarthy and Mr. Sabo currently qualify as “non-employee directors” in accordance with Rule 16b-3 of the Exchange Act.
Governance and Nominating Committee
     Our Governance and Nominating Committee currently consists of Mr. Eubank, Ms. McCarthy and Mr. Sabo and has two vacancies created by the resignations of two former directors. Our Board of Directors has determined that each current member of the Governance and Nominating Committee is independent for purposes of serving on such committee under the Nasdaq listing standards.
Do our independent directors meet separately without management?
     Our Corporate Governance Policy provides that independent directors will meet in regularly scheduled executive sessions to be held at such times as determined by the Chairman of the Board of Directors or by the presiding independent director. During fiscal 2006, our independent directors held six executive sessions.
How can I communicate with the Board of Directors?
     Our Board of Directors maintains a process for stockholders and interested parties to communicate with the Board of Directors. Stockholders may write to the Board of Directors c/o Corporate Secretary, COMSYS IT Partners, Inc., 4400 Post Oak Parkway, Suite 1800, Houston, Texas 77027. Communications addressed to individual Board of Directors members and clearly marked as stockholder communications will be forwarded by the Corporate Secretary unopened to the individual addresses. Any communications addressed to the Board of Directors and clearly marked as stockholder communications will be forwarded by the Corporate Secretary unopened to the Governance and Nominating Committee.
Do directors attend the Annual Meeting?
     Recognizing that director attendance at our Annual Meeting can provide our stockholders with an opportunity to communicate with Board of Director members about issues affecting the Company, we actively encourage our directors to attend the Annual Meeting of Stockholders. All of our directors, other than Mr. Gardner and Mr. Roselle (each of whom retired from our Board of Directors) attended the 2006 Annual Meeting of Stockholders, held on July 27, 2006.
Code of Business Conduct and Ethics
     We have adopted a Code of Business Conduct and Ethics designed to help directors and employees resolve ethical issues and to help us conduct our business in accordance with all applicable laws, rules and regulations and with the highest ethical standards. Our Code of Business Conduct and Ethics applies to all directors and employees, including our principal executive officer, principal financial officer, principal accounting officer and all other executive officers. We also expect the consultants we retain to abide by our Code of Business Conduct and Ethics. Our Code of Business Conduct and Ethics sets forth our policies with respect to public disclosure of Company information, our financial statements and records, compliance with laws, rules and regulations, insider trading, conflicts of interest, corporate opportunities, fair dealing, confidentiality, equal employment opportunity and harassment, protection and proper use of our assets and employee complaint procedures. The Code of Business Conduct and Ethics is posted on our website at www.comsys.com under the “Corporate Governance” caption. Any amendment to, or a waiver from, a provision of our Code of Business Conduct and Ethics that is applicable to our principal executive officer, principal accounting officer or controller (or persons performing similar functions) and is required to be disclosed by the relevant rules and regulations of the SEC will be posted on our website.
Nominating Process for Directors
The Governance and Nominating Committee and Corporate Governance Policy
     The Governance and Nominating Committee of our Board of Directors is currently comprised of three non-employee directors (one Group A director and two Group B directors), all of whom have been determined by our Board of Directors to be independent under Nasdaq listing standards and our Corporate Governance Policy. We currently have two vacancies on the Governance and Nominating Committee created by the resignations of two former directors. The general nominating process and nominating procedures provided by our charter and bylaws, as well as the requirements of the voting agreement, are described in more detail below.
     Subject to the provisions of our charter, bylaws and the voting agreement described below, the Governance and Nominating Committee identifies individuals who are qualified to become members of the Board of Directors and, on behalf of the Board of Directors, selects and recommends director candidates to be submitted for election at the Annual Meeting in accordance with our Corporate Governance Policy. Our Corporate Governance Policy outlines the criteria for Board of Director membership. These criteria reflect the Board of Directors’ belief that all directors should have the highest personal and professional integrity and, as a general rule, should be persons who have demonstrated exceptional ability, diligence and judgment. In addition, the policy requires that at least a majority of the Board of Directors consist of independent directors. The Governance and Nominating Committee will also take into account the nature and time involved in an individual’s service on other boards (considering, among other factors, the specific board committees on which he or she sits) in evaluating the individual’s suitability for the Board of Directors. Directors should also be willing and able to devote the required amount of time to Company business. The Governance and Nominating Committee has not developed or recommended to the Board of Directors any specific criteria for Board of Director membership to complement these general criteria.
Our Charter and Bylaws
     Our charter, which became effective on September 30, 2004 at the effective time of the merger, provides that for the first three years after the merger, directors may be nominated only pursuant to the voting agreement described below or in accordance with Section 3.2 of our bylaws, which also became effective upon the completion of the merger. Section 3.2 provides that nominations may be made:
•	on behalf of our Board of Directors by the Governance and Nominating Committee in accordance with Section 3.2;

•	pursuant to any agreement of ours under which a party has a contractual right to nominate a director; and

•	by any stockholder who is a stockholder as of the record date of any meeting who complies with the advance notice requirements of Section 3.2 of our bylaws, which stockholder nomination process is described in more detail under the heading “Nominations by Stockholders” set forth below.
     Under Section 3.2 of our bylaws, during the first three years following the merger, the Governance and Nominating Committee is to consist of five directors who are independent directors eligible to serve on such Committee under applicable Nasdaq rules (or if our common stock is not traded on Nasdaq, the principal securities exchange or market on which shares of our common stock are listed or approved for trading), which we refer to in this document as “independent directors.” If there are three or more Group B directors who are independent directors, then three of the five members of the Governance and Nominating Committee must be Group B directors. If there are fewer than three Group B directors who are independent directors, then the Governance and Nominating Committee will include the number of Group B directors who are independent directors. If there are two or more Group A directors who are independent directors, then two of the five members of the Governance and Nominating Committee must be Group A directors. If there is only one Group A director who is an independent director, then that Group A director will serve on the Governance and Nominating Committee. The Group B directors serving on the Governance and Nominating Committee will make up a subcommittee referred to as the “Group B subcommittee,” and the Group A directors serving on the Governance and Nominating Committee will make up a separate subcommittee referred to as the “Group A subcommittee.”
     Section 3.2 of our bylaws gives the Group A subcommittee and the Group B subcommittee the right to recommend to the Governance and Nominating Committee a number of nominees, based on the size of the Board of Directors. However, the number of nominees that the Group B subcommittee is entitled to recommend for election at any annual meeting will be reduced by the number of nominees designated for election at that annual meeting under the voting agreement described below.
     Subject to applicable fiduciary duties, the Governance and Nominating Committee will recommend to the stockholders the nominees recommended by the Group A subcommittee and the Group B subcommittee. Individuals recommended by the Group A subcommittee, if elected to the Board of Directors, are deemed to be Group A directors. Individuals recommended by the Group B subcommittee or designated as a nominee pursuant to the voting agreement described below, if elected to the Board of Directors, are deemed to be Group B directors.
     The Group A subcommittee is delegated the exclusive authority to fill any vacancy caused by the death, resignation or removal of any Group A director and, subject to the limits on the number of nominees the Group A subcommittee can nominate based on the size of the Board of Directors, vacancies resulting from an increase in the size of the Board of Directors. The Group B subcommittee has the right to fill any vacancy caused by the death, resignation or removal of any Group B director and, subject to the limits on the number of nominees the Group B subcommittee can nominate based on the size of the Board of Directors, vacancies resulting from an increase in the size of the Board of Directors.
     If either the Group A subcommittee or the Group B subcommittee fails to recommend the maximum number of nominees permitted or to fill any vacancy that it has the delegated authority to fill, the Governance and Nominating Committee may nominate the number of nominees or vacancies permitted to be recommended or filled by the applicable subcommittee but not recommended or filled by that subcommittee. In such a case, any director so nominated or elected by the Governance and Nominating Committee will not be deemed a Group A or Group B director and need not satisfy the qualification requirements for Group A or Group B directors discussed below.
     Each of the Group A subcommittee and the Group B subcommittee is to be dissolved if for a period of 30 days there are no Group A directors or Group B directors, respectively, who are independent directors. Upon dissolution of any subcommittee, the Governance and Nominating Committee will have the authority to recommend nominees or elect directors to fill vacancies to the extent formerly delegated to that subcommittee, subject to any contractual right we have given to others to designate directors, including under the voting agreement described below.
     The Group A subcommittee may not recommend a nominee or elect a director to fill a vacancy unless, after giving effect to the election of such person, there would be at least:
•	three Group A directors who are independent directors;

•	two Group A directors who would be considered “independent” for the purposes of serving on the Audit Committee of the Board of Directors under the rules of Nasdaq (or if our common stock is not traded on Nasdaq, the principal securities exchange or market on which our common stock is then listed or approved for trading) and who are willing to serve on the Audit Committee; and

•	one Group A director who is an “audit committee financial expert” as set forth in Item 401 of Regulation S-K of the SEC.
     The Group B subcommittee may not recommend a nominee or elect a director to fill a vacancy unless, after giving effect to the election of such person, there would be at least three Group B directors who are independent directors or, if the size of the Board of Directors is 11, 12 or 13, four independent directors. One of the Group B directors must be considered “independent” for purposes of serving on the Audit Committee, as described above, and must be willing to serve on the Audit Committee.
     Our bylaws also provide that Group B directors will constitute a majority of the Compensation Committee and such Committee will have at least one Group A director during the first three years after the merger.
Voting Agreement
     At the effective time of the merger, Wachovia Investors, Inc. beneficially owned 47.3% of our outstanding common stock, MatlinPatterson Global Opportunities Partners, L.P. beneficially owned 9.4% of our outstanding common stock and Inland Partners, L.P. and Links Partners, L.P. collectively beneficially owned 9.5% of our outstanding common stock. Pursuant to the terms of the voting agreement entered into at the time of the merger with certain of our stockholders, Wachovia Investors has the right to recommend to the nominating committee of our Board of Directors four to six nominees to be elected to our Board of Directors, depending on the size of the Board of Directors, during the first three years after the merger. Each stockholder party to the voting agreement is required to vote its shares of our common stock in favor of such nominees. Certain parties to the voting agreement also have the conditional right to designate observers to attend meetings of our Board of Directors. After the expiration of this three-year period on September 30, 2007, the stockholders that are parties to the voting agreement and owned more than 10% of our outstanding stock at the effective time of the merger will have the right to designate nominees for election to the Board of Directors if they then own 10% or more of our common stock. MatlinPatterson ceased to beneficially own any shares of our common stock and is currently not subject to any voting agreement relating to our stock.
Nominations by Stockholders
     Our bylaws permit stockholders to nominate directors for election at an Annual Meeting of stockholders, whether or not such nominee is submitted to and evaluated by the Governance and Nominating Committee. To nominate a director using this process, the stockholder must follow procedures set forth in our bylaws. Those procedures require a stockholder to notify the Company’s Secretary of a proposed nominee not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders. Notwithstanding the foregoing, if the Annual Meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be received (i) not less than 90 days before the meeting or 10 days following the day on which public announcement of the date of the annual meeting was first made by the Company (ii) nor more than 120 days prior to the meeting. The notice to the Secretary should include the following:
•	The nominee’s name, age and business and residence addresses;

•	The nominee’s principal occupation or employment;

•	The class or series and number of shares of capital stock of the Company, if any, owned beneficially or of record by the nominee;

•	The name and address of the stockholder as they appear on the Company’s books and the name and address of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of Company capital stock owned by the stockholder beneficially and of record;

•	A description of all arrangements or understandings among the stockholder, the beneficial owner, if any, on whose behalf the nomination is made, and the nominee;

•	A representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the candidate specified in the notice; and

•	Any other information regarding the nominee, stockholder and the beneficial owner, if any, on whose behalf the nomination is made, that would be required to be included in a proxy statement relating to the election of directors.
     Subject to the provisions of our charter, bylaws and the voting agreement discussed above, the Governance and Nominating Committee will consider director candidates recommended by stockholders. If a stockholder wishes to recommend a director for nomination by the Governance and Nominating Committee, the stockholder should follow the same procedures set forth above for nominations to be made directly by the stockholder. In addition, the stockholder should provide such other information as it may deem relevant to the Governance and Nominating Committee’s evaluation. Candidates recommended by the Company’s stockholder are evaluated on the same basis as candidates recommended by the Company’s directors, CEO, other executive officers, third party search firms or other sources.
     For more details regarding the nomination process, please refer to the voting agreement and our charter and bylaws, which are filed as Exhibits 2.4, 2.5, 3.1 and 3.2 to our Current Report on Form 8-K filed with the SEC on October 4, 2004, an amendment to our bylaws, which is filed as Exhibit 3.1 to our Current Report on Form 8-K filed with the SEC on May 4, 2005, and our Corporate Governance Policy, which is posted on our website.
Audit Committee Report
     The Audit Committee is responsible for providing independent, objective oversight for the integrity of the Company’s financial reporting process and internal control system. Other primary responsibilities of the Audit Committee include the review, oversight and appraisal of the qualifications, independence and audit performance of the Company’s independent registered public accounting firm and providing an open venue for communication among the independent registered public accounting firm, financial and senior management, our internal auditors and the Board of Directors of the Company. A more detailed description of the responsibilities of the Audit Committee is set forth in its written charter, which was attached to the proxy statement for the 2005 Annual Meeting as an appendix and is posted on our website at www.comsys.com. The following report summarizes certain of the Audit Committee’s activities with respect to its responsibilities during fiscal year 2006.
     Review with Management and Independent Registered Public Accounting Firm. The Audit Committee has reviewed and discussed with management and Ernst & Young LLP, an independent registered public accounting firm, the audited consolidated financial statements of the Company for the year ended December 31, 2006.
     Controls and Procedures. Management has established and maintains a system of disclosure controls and procedures designed to provide reasonable assurance that information required to be disclosed by our Company in the reports that we file or submit under the Securities Exchange Act of 1934, as amended, or the Exchange Act, is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and includes controls and procedures designed to provide reasonable assurance that information required to be disclosed by us in those reports is accumulated and communicated to our management, including our Chief Executive Officer and our Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. As of December 31, 2006, management conducted an evaluation of our disclosure controls and procedures. Based on this evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures are effective to provide reasonable assurance that the information required to be disclosed by us in the reports we file or submit under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms. The Audit Committee discussed with management, internal audit, and Ernst & Young LLP the quality and adequacy of the Company’s disclosure controls and procedures.
     Management has also established and maintains a system of internal controls over financial reporting as defined in Rule 13a-15(f) and 15d-15(f) under the Securities Exchange Act of 1934, as amended. These internal controls are designed to provide reasonable assurance that the reported financial information is presented fairly, that disclosures are adequate and that the judgments inherent in the preparation of financial statements are reasonable. Management conducted an evaluation of the effectiveness of our internal control over financial reporting based on the framework in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission. Based on management’s evaluation under the framework in Internal Control—Integrated Framework, management concluded that our internal control over financial reporting was effective as of December 31, 2006, as discussed in more detail in Management’s Report on Internal Control Over Financial Reporting, which is included in our Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on March 12, 2007. Management’s assessment of the effectiveness of our internal control over financial reporting as of December 31, 2006 has been audited by Ernst & Young LLP, as stated in its attestation report, which is included in our Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on March 12, 2007. The Audit Committee reviewed and discussed with management, internal audit and Ernst & Young LLP the Company’s system of internal control over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
     Discussions with Independent Registered Public Accounting Firm. The Audit Committee has also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with that firm its independence from the Company.
     Recommendation to the Board of Directors. Based on its review and the discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on March 12, 2007.
THE AUDIT COMMITTEE
Robert Z. Hensley, Chairman
Victor E. Mandel
Robert Fotsch

Executive Compensation
Compensation Discussion and Analysis
     The Compensation Committee of our Board of Directors is charged with administering our Company’s executive compensation programs. The Compensation Committee evaluates the performance and, based on such evaluation, sets the compensation of our Chief Executive Officer and other executive officers and administers our equity compensation plans.
Executive Compensation Policy
     The objectives of our executive compensation programs are to:
•	Attract, retain and motivate key executive personnel who possess the skills and qualities to perform successfully in the IT staffing and consulting industries and achieve our objective of maximizing stockholder value;

•	Closely align the interests of our executives with those of our stockholders;

•	Provide a total compensation opportunity that is competitive with our market for executive talent; and

•	Tie our executives’ compensation to our Company’s operating performance with performance-based compensation that will provide actual compensation above the market median when the Company delivers strong financial performance and below the market median when performance is not strong.
     While we compete for talent with companies across all industries and sectors, we primarily focus on professional services companies in the IT staffing and consulting and temporary staffing industries. More specifically, we look at companies that provide temporary staffing services for professional staff and IT staff augmentation and consulting services. While we often compete for talent outside this market, these companies define our market for compensation purposes. The Compensation Committee reviews data from these companies, along with other data as it deems appropriate, to determine market compensation levels from time to time and also routinely seeks advice from outside compensation consultants.
Compensation Program Components
     The Compensation Committee primarily uses a combination of base salary, short-term incentive and long-term incentive programs to compensate our executive officers. Each element aligns the interests of our executive officers with the interests of our stockholders by focusing on both the short-term and long-term performance of the Company.
Compensation Benchmarking
     In large part due to the combination of the Old COMSYS and Venturi management teams over the last two years following the merger, as well as the irregular nature of long-term incentive grants on the part of each of Old COMSYS and Venturi to our executive officers, our executive compensation program has been in a state of transition. Following the completion of the merger in September 2004, our Chief Operating Officer, Mr. Barker, was the only Venturi executive to stay on with the merged companies. Then, in early 2006 following the resignations of our Chief Executive Officer and General Counsel, Mike Willis and Molly Reed, respectively, our current Chief Executive Officer, Mr. Enterline, and our current General Counsel, Mr. Bramlett, both former Venturi executives, were reemployed by the Company and rejoined our management team.
     In 2004 following the merger, the Compensation Committee engaged Mercer Human Resources Consulting (“Mercer”) to perform a comparative executive compensation survey of our executive compensation programs against those maintained by a select peer group of companies in the IT staffing and technology services industries. The 2004 peer group consisted of Analysts International Corp., CDI Corp., Ciber Inc., Comforce Corp., Computer Horizons Corp., Computer Task Group, Inc., Hudson Highland Group Inc., Keane Inc., Kforce, Inc., MPS Group Inc., Perot Systems Corp., Remedy Temp, Inc., and Spherion Corp. The 2004 survey served as an important factor in our executive compensation planning in 2005 and 2006.

     The Compensation Committee engaged Mercer again in early 2007 to update its earlier survey. Mercer performed a comparative analysis of our executive compensation package to the compensation arrangements offered by a 14-company peer group, consisting of Spherion Corp., MPS Group Inc.; Hudson Highland Group Inc.; CDI Corp.; AMN Healthcare Services Inc.; Ciber Inc.; Keane Inc.; Kforce Inc.; Resources Connection Inc.; Cross Country Healthcare Inc.; Westaff Inc.; Comforce Corp.; Medical Staffing Network Holdings; and On Assignment Inc., to ensure that our total compensation programs for our executive officers are competitive in attracting and retaining exceptional executive talent. According to this updated survey:
•	The base salaries for our executives, in the aggregate, are generally aligned with the market median and range from 7% below the median for our Chief Executive Officer to 17% above the median for our Senior Vice President of Corporate Development;

•	The short-term incentive targets for the executives, on average, are also aligned with the market median and range from 17% below the median for our Chief Executive Officer to 15% above the median for our Senior Vice President of Corporate Development; and

•	The total target cash compensation for the executives is generally aligned with the market median and ranges from 3% below the median for our Chief Executive Officer to 31% above the median for our Senior Vice President of Corporate Development.
The survey also observed that the long-term incentive awards made to our executive officers in the past had been irregular, and Mercer suggested that the Compensation Committee consider a transition towards a more structured annual grant approach in which long-term incentive awards are made annually to each executive in amounts equal to a percentage of each executive’s base salary.
     The Compensation Committee is reviewing the recommendations from Mercer and expects to use these updated survey results in the development of our executive compensation programs for 2007 and 2008.
Role of Executive Officers in Determining Executive Compensation
     The Chief Executive Officer evaluates the overall performance of our executive officers and makes recommendations for compensation adjustments to the Compensation Committee. For 2006, Mr. Enterline proposed, and the Compensation Committee agreed, that no adjustments should be made to the executive officers’ base salaries. In 2007, Mr. Enterline has proposed salary adjustments and short-term and long-term incentives for the executive officers to the Compensation Committee, and the Compensation Committee is considering these proposals, along with the survey report from Mercer.
Compensation Components
     Base Salaries. We are committed to retaining talented executives, and, as a result, believe that base salaries for executives should be maintained at rates that are at or slightly ahead of market rates. The Compensation Committee assesses base salaries for each position, based on the value of the individual’s experience, performance and/or specific skill set, in the ordinary course of business, but generally not less than once each year as part of our budget determination process. Other than market adjustments that may be required from time to time, the Compensation Committee believes that annual merit percentage increases for executives, if any, should generally not exceed, in any year, the average merit increase percentage that is provided to our non-executives. The base salaries received by our Chief Executive Officer and other named executive officers in 2006 are specified in the 2006 Summary Compensation Table.
     Short-Term Incentives. The Compensation Committee believes that a short-term incentive based on our annual operating performance is an important part of a competitive compensation package for the executives and establishes an EBITDA target each year when the operating budget is finalized. The EBITDA target for 2006 was $47.3 million. EBITDA is a non-GAAP financial measure that consists of net income (loss) before interest expense, taxes, depreciation and amortization.
     Our EBITDA target drives the annual bonus program for the executives, and short-term incentives are determined at the end of each year based on our performance against that year’s target. The Compensation Committee retains the discretion to make adjustments to actual EBITDA for determining achievement of performance against the annual target, and typically only makes adjustments for the impact of strategic transactions that were not contemplated in the annual budget process or other unanticipated events. The short-term incentive program specifies a range of goals and related award opportunities as a percentage of base pay. The ranges for 2006 were as follows:

Position	% at Target	% at Maximum

Chief Executive Officer	50%	100%
Chief Financial Officer	50%	100%
Chief Operating Officer	50%	100%
General Counsel	50%	100%
Senior Vice President — Corporate Development	50%	100%
     The executive officers’ short-term incentive program begins paying at 90% of the EBITDA target and, in 2006, was capped at 110% of the EBITDA target for the CEO and 120% of the EBITDA target for the other executive officers. For 2007, the Compensation Committee has decided to align the maximum short-term incentives for all of the executives and has determined to cap these incentives for all five executive officers at 110% of the 2007 EBITDA target. Short-term incentives are paid to the executives following the issuance of our earnings release for the prior fiscal year.
     In 2006, EBITDA for the short-term incentive program was $50.6 million and included actual EBITDA of $47.0 million and the following adjustments approved by the Compensation Committee: severance of approximately $2.3 million for our former Chief Executive Officer, General Counsel and Chief Information Officer (each of whom left the Company in 2006); severance and retention expense related to the relocation of our information systems department of approximately $0.6 million; estimated direct and consequential costs related to the Chief Executive Officer transition in 2006 of approximately $0.5 million; and costs related to a terminated transaction reviewed in a prior period of approximately $0.3 million. As a result of these adjustments, we exceeded our EBITDA target by $3.3 million, or 7.1%, and the following 2006 bonus payments were made to our named executive officers in the first quarter of 2007: Larry L. Enterline, $389,583; Michael H. Barker, $220,320; Joseph C. Tusa, Jr., $200,138; David L. Kerr, $192,105; and Ken R. Bramlett, Jr., $182,250.
     Discretionary Annual Bonuses. The Compensation Committee has the authority to award discretionary annual cash bonuses to our executive officers based on individual and Company performance. We believe these bonuses are an important tool in motivating and rewarding the performance of our executive officers. Performance-based cash incentive compensation is expected to be paid to our executive officers based on individual and/or overall performance standards. We awarded discretionary bonuses to certain of our executive officers for their performance in 2005, as we have previously reported. Larry L. Enterline received a discretionary bonus of $50,000 during 2006, which was paid upon the signing of Mr. Enterline’s employment agreement in July 2006.
     Mr. Enterline rejoined the Company in February 2006 and served as our Chief Executive Officer for 11 months of the year. Under the annual incentive plan for 2006, Mr. Enterline earned a performance bonus of $389,583, as set forth above. In light of Mr. Enterline’s efforts in the CEO transition, and to reward him for the Company’s other successes during the year, the Committee also approved a discretionary bonus for Mr. Enterline after year-end of $35,417. As a result, Mr. Enterline earned total bonuses of $425,000 for his performance during 2006, which is equivalent to what he would have earned under the annual incentive plan if he had been employed by the Company for the entire year.
     Long-Term Incentives. The Compensation Committee also believes that a substantial portion of each executive’s annual total compensation should be a long-term incentive, both to align each executive with the interests of our stockholders and also to provide a retention incentive. The Compensation Committee has approved stock option and restricted stock awards to our executive officers in the past under our equity incentive plans described in more detail under “Description of Benefit Plans” below. Except for the shares awarded to certain of the executive officers under the Old COMSYS 2004 Management Incentive Plan, stock option and restricted stock awards have historically vested and become exercisable at the rate of 33 1/3% annually on each of the three successive anniversary dates following the grant date. For future grants of stock options and restricted stock to the executive officers, the Compensation Committee intends to increase the performance-vesting component as a percent of each award.
     For our Chief Executive Officer and other named executive officers, the Compensation Committee is developing targets for long-term incentives as a percentage of each executive’s base salary. In 2006, we awarded long-term compensation to our Chief Executive Officer in the form of restricted stock awards and to our General Counsel in the form of stock options, as each of these officers were reemployed by the Company after absences following the completion of the merger in 2004. Although in the past we awarded primarily stock options as part of our long-term compensation program, we believe that restricted stock awards should be an important component of our compensation strategy, and we intend to continue offering stock options and restricted stock awards in the future. The Compensation Committee may also decide to issue other forms of stock-based awards for our named executive officers and other eligible participants under our equity incentive plans in effect at that time. Our current equity incentive plans are described below under the heading “Description of Benefit Plans.”
     In 2006, we entered into an employment agreement with our Chief Executive Officer, Larry L. Enterline, under which he received a restricted stock award of 150,000 restricted shares of common stock. One-third (or 50,000 shares) was originally scheduled to vest on the grant date and two-thirds (or the remaining 100,000 shares) were scheduled to vest in substantially equal installments on each of January 1, 2007, January 1, 2008 and January 1, 2009. On September 29, 2006, we entered into a modification agreement with Mr. Enterline that amended the vesting schedule for Mr. Enterline’s restricted stock award. As a result of this amendment, the 50,000 shares that were originally scheduled to vest on the grant date were rescheduled to vest on the earlier of (i) January 1, 2009 or (ii) the termination of Mr. Enterline’s employment for any reason that would entitle him to severance benefits under Section 6 of his employment agreement (as amended from time to time).
     In 2006, we also entered into an employment agreement with our Senior Vice President, General Counsel and Secretary, Ken R. Bramlett, Jr. In connection with his employment by our Company, Mr. Bramlett received options to purchase an aggregate of 66,000 shares of our common stock at an exercise price of $11.05 per share. One-third of these options vests on each anniversary of the date of grant, with all such options fully vesting on January 3, 2009. In addition, in February 2007, the Compensation Committee amended the expiration date of 64,000 fully-vested stock options held by Mr. Bramlett. The expiration date for these options was shortened in 2004 when Mr. Bramlett left our Company following the merger. Mr. Bramlett re-joined our Company in January 2006, and the Compensation Committee’s action restored the expiration date for these options to the original scheduled date.
     In September 2006, the Compensation Committee made certain modifications to the COMSYS 2004 Management Incentive Plan. See “Description of Benefit Plans.” This plan was originally implemented to provide for restricted stock awards to certain of the Old COMSYS executive officers and key employees (including our Senior Vice President and Chief Financial Officer, Joseph C. Tusa, Jr., and our Senior Vice President — Corporate Development, David L. Kerr). The Compensation Committee observed that the time vesting for the existing awards was close to completion and concluded that the performance vesting targets appeared to be unattainable. As a result, the Compensation Committee approved amendments to the vesting targets for the old performance vesting shares requiring that two-thirds of these unvested shares (after certain forfeitures that each executive made or agreed to make as part of the modification process) were rescheduled to time vest over the three-year period ending January 1, 2010, and one-third was rescheduled to vest over the same three-year period based on the attainment of our annual EBITDA targets established under the annual incentive plan. The purpose of these modifications was to retain the services of the participants in this plan and provide an incentive for the participants to contribute to our long-term success after January 1, 2007, when the initial three-year vesting schedule for the original restricted shares was originally scheduled to expire. In addition, under the modification agreements, the participants waived re-allocation rights with respect to restricted shares that had been or may in the future be forfeited by other participants in the Plan who no longer remain in service with COMSYS.
     Employment Agreements and Other Perquisites. We are parties to employment agreements with each of our executive officers. The employment agreements cover base salary, short-term incentive programs, non-compete and non-solicitation covenants and change of control benefits. As discussed above, in 2006, we entered into employment agreements with our Chief Executive Officer, Larry L. Enterline, and our Senior Vice President, General Counsel and Secretary, Ken R. Bramlett, Jr., each of whom re-joined our Company last year. The Compensation Committee believes that employment agreements are critical to the attraction and retention of executive officers in a competitive market while protecting our business operations. For a detailed description of the employment agreements with our executive officers, please see “Employment Agreements and Related Arrangements” below.
     The Compensation Committee recognizes the necessity of a sound and continual management team. Additionally, the Compensation Committee understands the potential for a change in control of the Company and the possible uncertainty and questions that may arise among the executive officers, which may result in distraction or departure. As a result, our executive officer employment agreements generally contain change of control provisions, which encourage retention of the executive officers during a potential transaction. The terms of change in control provisions and potential payments to our Chief Executive Officer and other named executive officers who were serving as our named executive officers at the end of 2006 upon termination or following a change in control event are described under the headings “Employment Agreements and Related Arrangements; Potential Payments upon Termination or Change in Control” below. Severance payments and other termination benefits to our former Chief Executive Officer, who resigned at the beginning of 2006, are described under the heading “Severance Agreement” below.
     The Compensation Committee believes that executives should have modest perquisites and our executives’ perquisites generally are limited to monthly car allowances and the reimbursement of club dues. The Compensation Committee reviews employment agreements and perquisites annually in the ordinary course of business.
     Broad-based Employee Benefits. Our executive officers have the opportunity to participate in company-wide benefit programs that are generally available to all of our employees, such as:
•	healthcare plans, which include medical, vision, dental and behavioral health programs, as well as wellness and preventive care benefits;

•	life and disability plans, which include group life insurance, accidental disability and dismemberment and short-term and long-term disability programs;

•	401(k) plan, which includes a match equal to 25% of each employee’s eligible contribution up to 6% of each employee’s gross compensation per paycheck and the opportunity to earn discretionary additional year-end profit sharing contributions. See “Description of Benefit Plans—401(k) Plans” below; and

•	balanced-life plans, which include adoption-assistance programs, personal-leave programs to care for ill spouse or dependents and mass-transit and parking programs.
Tax Implications of Executive Compensation Policy
     Under Section 162(m) of the Internal Revenue Code, a public company generally may not deduct compensation in excess of $1.0 million paid to its Chief Executive Officer and the four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Compensation Committee strives to structure our long-term and incentive compensation programs to preserve the tax deductibility of compensation paid to our executive officers. Notwithstanding the foregoing, base salaries and other non-performance based compensation as defined in Section 162(m) in excess of $1.0 million paid to these executive officers in any year would not qualify for deductibility under Section 162(m).
Accounting Implications of Executive Compensation Policy
     We are required to recognize compensation expense of all stock-based awards pursuant to the principles set forth in Statement of Financial Accounting Standards 123(R), “Share-based Payment.” Non-vested shares are deemed issued and outstanding from a legal perspective; however, under U.S. generally accepted accounting principles (“GAAP”), only vested shares are included in basic shares outstanding. Also, under GAAP, non-vested shares are included in diluted shares outstanding when the effect is dilutive.
Securities Trading Policy
     We have an insider trading policy that covers all employees, including our named executive officers, and restricts certain employees from trading in our securities during certain specified earnings release periods or when they are in possession of material non-public information. In addition, executive officers may not engage in any transaction in which they may profit from short-term swings in our securities. These transactions include “short sales,” “put” and “call” options and any other derivatives or hedging transactions in our securities.

Compensation Committee Report
     The Compensation Committee of our Board of Directors has reviewed the Compensation Discussion and Analysis and discussed that Analysis with management. Based on its review and discussions with management, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Annual Report on Form 10-K for 2006 and the Company’s 2007 proxy statement. This report is provided by the following independent directors, who comprise the Compensation Committee:
THE COMPENSATION COMMITTEE
Frederick W. Eubank II, Chairman
Courtney R. McCarthy
Elias J. Sabo
Compensation Committee Interlocks and Insider Participation
     No current member of our Compensation Committee has ever been an officer or employee of ours. None of our executive officers serves, or has served during the past fiscal year, as a member of the Board of Directors or compensation committee of any other company that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee.
COMPENSATION TABLES
2006 SUMMARY COMPENSATION TABLE
     The following table provides information concerning total compensation earned during 2006 for our Chief Executive Officer, our former Chief Executive Officer, our Chief Financial Officer and our three other most highly paid executive officers.

						Non-Equity
				Stock	Option	Incentive Plan	All Other
	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)[3]	($)[4]	($)[4]	($)[5]	($)[6]	($)

Larry L. Enterline, Chief Executive Officer and Director	2006	$440,973	$85,417	$988,448	$11,420	$389,583	$12,407	$1,928,248
Michael T. Willis, Former Chief Executive Officer[1]	2006	$94,983	$—	$216,356	$—	$—	$886,935	$1,198,274
Joseph C. Tusa, Jr., Chief Financial Officer	2006	$319,601[2]	$—	$313,388	$—	$200,138	$17,393	$850,522
David L. Kerr, Senior Vice President— Corporate Development	2006	$284,600	$—	$313,388	$—	$192,105	$5,953	$796,046
Michael H. Barker, Executive Vice President and Chief Operating Officer	2006	$342,720[2]	$—	$45,375	$126,926	$220,320	$20,835	$756,178
Ken R. Bramlett, Jr., Senior Vice President, General Counsel and Corporate Secretary	2006	$257,625	$—	$—	$120,340	$182,250	$16,580	$576,795

(1)	Mr. Willis resigned from his employment with our Company and from our Board of Directors in February 2006. See “Severance Agreements.”

(2)	Amounts include $23,101 and $16,320 for Mr. Tusa and Mr. Barker, respectively, for Paid Time Off (“PTO”) payout payments related to a modification of our PTO plan during 2006.

(3)	Represents a $50,000 signing bonus paid to Mr. Enterline and approved by the Compensation Committee upon the signing of Mr. Enterline’s employment agreement in July 2006. Additionally, in light of Mr. Enterline’s efforts in the CEO transition, and to reward him for the Company’s other successes during the year, the Committee also approved a discretionary bonus after year-end of $35,417. As a result of this bonus, Mr. Enterline earned total bonuses of $425,000 for his performance during 2006, which is equivalent to what he would have earned under the annual incentive plan if he had been employed by the Company for the entire year.

(4)	Included in the “Stock Awards” and “Option Awards” columns are the amounts of compensation expense recognized in fiscal 2006 related to restricted stock and stock option awards made in 2006 and prior fiscal years, in accordance with SFAS 123(R). For a discussion of the assumptions used in calculating the expense, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Note 12 of the Notes to the Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006. In calculating these amounts, as required by the SEC, no estimates were made for forfeitures. The actual amount ultimately realized by a named executive officer will vary depending on stock price fluctuations and the timing of vesting or exercise.

(5)	The “Non-Equity Incentive Plan Compensation” column reflects bonuses payable under our annual incentive plan. Bonus amounts include bonuses earned in the fiscal year specified in the table and excludes bonuses paid in such year, but earned in the preceding year.

(6)	The value of perquisites and other personal benefits is provided in this column and below in this note even if the amount is less than the reporting threshold established by the SEC:

	Fiscal	Auto	Country Club	Insurance	401(k)
Name and Principal Position	Year	Allowance	Dues	Premiums	Match	Severance	Total

Larry L. Enterline, Chief Executive Officer and Director	2006	$10,583	$607	$—	$1,217	$—	$12,407
Michael T. Willis, Former Chief Executive Officer[1]	2006	$1,591	$4,228	$10,935	$1,431	$868,750	$886,935
Joseph C. Tusa, Jr., Chief Financial Officer	2006	$12,000	$2,633	$—	$2,760	$—	$17,393
David L. Kerr, Senior Vice President— Corporate Development	2006	$—	$5,953	$—	$—	$—	$5,953
Michael H. Barker, Executive Vice President and Chief Operating Officer	2006	$12,000	$5,535	$—	$3,300	$—	$20,835
Ken R. Bramlett, Jr., Senior Vice President, General Counsel and Corporate Secretary	2006	$11,450	$5,130	$—	$—	$—	$16,580
2006 GRANTS OF PLAN-BASED AWARDS
     The following table provides information concerning grants of plan-based awards during 2006.

									All Other	All Other
									Stock Awards:	Option Awards:	Exercise
			Estimated Future Payouts			Estimated Future Payouts			Number	Number of	or Base
			Under Non-Equity Incentive			Under Equity Incentive			of Shares	Securities	Price of
			Plan Awards[1]			Plan Awards[2]			of Stock	Underlying	Option
	Grant		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards
Name	Date		($)	($)	($)	(#)	(#)	(#)	(#)	(#)	($/Sh)

Larry L. Enterline	3/8/2006		$125,000	$250,000	$500,000
	7/27/2006	[3]							150,000
Michael T. Willis	2/2/2006	[4]							204,109
Joseph C. Tusa, Jr.	3/8/2006		$74,125	$148,250	$296,500
	9/30/2006	[4]				40,020	55,276	55,276
David L. Kerr	3/8/2006		$71,150	$142,300	$284,600
	9/30/2006	[4]				40,020	55,276	55,276
Michael H. Barker	3/8/2006		$80,000	$160,000	$320,000
	2/9/2006	[5]							12,500
Ken R. Bramlett, Jr.	1/3/2006	[6]								66,000	$11.05
	3/8/2006		$67,500	$135,000	$270,000

(1)	Amounts reflect potential payments under the COMSYS Annual Incentive Plan for 2006. Actual amounts earned for 2006 were higher than the target amounts. Threshold and Target amounts are defined in the terms of the officers’ respective employment agreements. Maximum amounts were set by the Compensation Committee in July 2006. See “Employment Agreements and Related Arrangements.”

(2)	Amounts reflect potential restricted stock shares to be issued under the 2004 Management Incentive Plan. Of these share amounts, 13,320, 13,320 and 13,380 shares held by each of Mr. Tusa and Mr. Kerr will vest on January 1, 2008, January 1, 2009, and January 1, 2010, respectively. Additionally, 6,660, 6,660 and 1,936 shares held by each of Mr. Tusa and Mr. Kerr will vest on January 1, 2008, January 1, 2009, and January 1, 2010, respectively, if our annual EBITDA targets are met under the annual incentive plan. These targets are set annually by our Compensation Committee.

(3)	Effective July 27, 2006, we entered into an employment agreement with Mr. Enterline. Mr. Enterline received a restricted stock award of 150,000 restricted shares of common stock under the 2004 Stock Incentive Plan in connection with the execution of his employment agreement. One-third (or 50,000 shares) was scheduled to vest on the grant date and two-thirds (or the remaining 100,000 shares) were scheduled to vest in substantially equal installments on each of January 1, 2007, January 1, 2008 and January 1, 2009. On September 29, 2006, we entered into a modification agreement with Mr. Enterline that amended the vesting schedule for Mr. Enterline’s restricted stock award. As a result of this amendment, the 50,000 shares that were originally scheduled to vest on the grant date were rescheduled to vest on the earlier of (i) January 1, 2009 or (ii) the termination of Mr. Enterline’s employment for any reason that would entitle him to severance benefits under Section 6 of his employment agreement (as amended from time to time).

(4)	Shares were granted and subsequently vested according to the terms of the Resignation Agreement and Release between Mr. Willis and COMSYS IT Partners, Inc. dated February 2, 2006. As a result of the vesting of Mr. Willis’ shares, Mr. Tusa and Mr. Kerr each forfeited an additional 4,724 shares under the 2004 Management Incentive Plan. See “Severance Agreements.”

(5)	Amount reflects restricted shares that will vest in substantially equal annual installments over three years beginning February 9, 2007.

(6)	Amount reflects stock options granted to Mr. Bramlett upon his return to the Company that will vest in equal annual installments over three years beginning January 3, 2007.
OUTSTANDING EQUITY AWARDS AT 2006 FISCAL YEAR-END
     The following table provides information on the holdings of stock option and restricted stock awards by the named executives as of December 31, 2006. This table includes unexercised and unvested option awards and unvested restricted stock awards. Each equity grant is shown separately for each executive. The vesting schedule for each unvested grant is shown in Footnote 1 following this table. The market value of the stock awards is based on the closing market price of COMSYS stock as of December 31, 2006, which was $20.21. The market value as of December 31, 2006, shown below assumes the satisfaction of all applicable vesting criteria.

	Option Awards					Share Awards
		Equity						Equity	Equity Incentive
		Incentive						Incentive	Plan Awards:
		Plan Awards:				Number of		Plan Awards:	Market or
	Number of	Number of				Shares or	Market Value	Number of	Payout Value of
	Securities	Securities				Units of	of Shares or	Unearned	Earned Shares,
	Underlying	Underlying	Option			Stock That	Units of	Shares, Units	Units or Other
	Unexercised	Unexercised	Exercise	Option		Have Not	Stock That	or Other Rights	Rights That
	Options (#)	Unearned	Price	Expiration		Vested	Have Not	That Have Not	Have Not
Name	Exercisable	Options (#)[1]	($)	Date		(#)[1]	Vested ($)	Vested (#)[1]	Vested ($)

Larry L. Enterline						150,000	$3,031,500
	160,000		$7.8025	4/14/2013	[2,3]
	70,000		$11.7025	4/14/2013	[2,3]
	6,000		$8.5500	10/1/2014
Michael T. Willis	—	—				—		—
Joseph C. Tusa, Jr.								75,583	$1,527,532
David L. Kerr								75,583	$1,527,532
Michael H. Barker						12,500	$252,625
	60,000		$7.8025	4/14/2013	[3]
	30,000		$11.7025	4/14/2013	[3]
	66,667	33,333	$8.5500	10/1/2014
Ken R. Bramlett, Jr.	48,000		$7.8025	4/14/2013	[3,4]
	16,000		$11.7025	4/14/2013	[3,4]
		66,000	$11.0500	1/3/2016

(1)	The following table shows the vesting schedule for the unvested stock options and unvested restricted stock grants.

Name	Option Awards	Stock Awards	Grant Date	Vesting Date

Larry L. Enterline		33,333	7/27/2006	1/1/2007
		33,333	7/27/2006	1/1/2008
		83,334	7/27/2006	1/1/2009
Joseph C. Tusa, Jr.		20,307	9/30/2004	1/1/2007
		19,980	9/30/2006	1/1/2008	[5]
		19,980	9/30/2006	1/1/2009	[5]
		15,316	9/30/2006	1/1/2010	[5]
David L. Kerr		20,307	9/30/2004	1/1/2007
		19,980	9/30/2006	1/1/2008	[5]
		19,980	9/30/2006	1/1/2009	[5]
		15,316	9/30/2006	1/1/2010	[5]
Michael H. Barker		4,167	2/9/2006	2/9/2007
		4,166	2/9/2006	2/9/2008
		4,167	2/9/2006	2/9/2009
	33,333		10/1/2004	10/1/2007
Ken R. Bramlett, Jr.	22,000		1/3/2006	1/3/2007
	22,000		1/3/2006	1/3/2008
	22,000		1/3/2006	1/3/2009

(2)	This date represents the latest possible expiration date. As set forth in the terms of Mr. Enterline’s Separation Agreement with Venturi Partners, Inc., dated September 1, 2004, certain events could accelerate the expiration of these options.

(3)	Amounts shown have been adjusted to reflect the effect of the 1-for-25 reverse stock split completed August 5, 2003. Grants were issued at greater-than-market-value at the completion of Venturi’s financial restructuring on April 14, 2003.

(4)	On February 9, 2007, the Compensation Committee amended the expiration date of these options. When these options were granted to Mr. Bramlett in 2003, prior to the Venturi merger, they were scheduled to expire in 2013. The expiration date for these options was shortened in 2004 when Mr. Bramlett left the Company following the Venturi merger. Mr. Bramlett re-joined the Company in January 2006, and the Compensation Committee’s action restored the expiration date for these options to the original scheduled date.

(5)	Of these share amounts, 13,320, 13,320 and 13,380 shares held by each of Mr. Tusa and Mr. Kerr will vest on January 1, 2008, January 1, 2009, and January 1, 2010, respectively. Additionally, 6,660, 6,660 and 1,936 shares held by each of Mr. Tusa and Mr. Kerr will vest on January 1, 2008, January 1, 2009, and January 1, 2010, respectively, if certain EBITDA targets are met. These targets are set annually by our Compensation Committee.
OPTION EXERCISES AND STOCK VESTED IN FISCAL 2006
     The following table provides certain information for the named executive officers on stock option exercises during 2006, including the number of shares acquired upon exercise and the value realized, and the number of shares acquired upon the vesting of restricted stock awards.

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on	Value Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)	(#)	($)

Larry L. Enterline	—	$—	—	$—
Michael T. Willis	—	$—	204,109	$4,216,892 [1]
Joseph C. Tusa, Jr.	—	$—	—	$—
David L. Kerr	—	$—	—	$—
Michael H. Barker	—	$—	—	$—
Ken R. Bramlett, Jr.	—	$—	—	$—

(1)	Shares vested according to the terms of the Resignation Agreement and Release between Mr. Willis and COMSYS IT Partners, Inc. dated February 2, 2006. The value realized on vesting is based on the October 24, 2006 (vesting date), closing price of $20.66. See “Severance Agreements.”

2006 DIRECTOR COMPENSATION
     The following table provides certain information with respect to the 2006 compensation of our directors who served in such capacity during that year. The 2006 compensation of those directors who are also our named executive officers is disclosed in the 2006 Summary Compensation Table above. Such directors receive no additional compensation for their services on our Board of Directors. Our director compensation policy is described under the heading “Board of Directors Information—How Are Directors Compensated?” above.

	Fees Earned
	or Paid in			All Other
	Cash	Stock Awards	Option Awards	Compensation	Total
Name	($)	($)[1]	($)	($)	($)

Frederick W. Eubank II2	$—	$—	$—	$—	$—
Robert Fotsch[3]	$22,501	$73,500	$—	$—	$96,001
Ted A. Gardner[3]	$46,000	$—	$—	$—	$46,000
Robert Z. Hensley[4]	$9,667	$95,400	$—	$—	$105,067
Victor E. Mandel	$47,084	$29,400	$—	$—	$76,484
Courtney R. McCarthy[2,3]	$—	$—	$—	$—	$—
Kevin M. McNamara[4]	$49,083	$29,400	$—	$—	$78,483
Arthur C. Roselle[2,3]	$—	$—	$—	$—	$—
Elias J. Sabo[2]	$—	$—	$—	$—	$—

(1)	This column reflects the dollar amount recognized for financial statement reporting purposes in accordance with SFAS 123(R) with respect to the 2006 fiscal year for the fair value of restricted stock grants made during the year. All grants to non-employee members of the Board of Directors are fully vested at the time of grant; therefore, the full fair value of the grant is recognized on the grant date.

(2)	Directors who are employed by us or our principal stockholders receive no additional compensation for serving on our Board of Directors. Therefore, Mr. Eubank, Ms. McCarthy, Mr. Roselle and Mr. Sabo were not eligible for payments during 2006.

(3)	Mr. Gardner and Mr. Roselle did not stand for re-election at our 2006 annual meeting, and Mr. Fotsch and Ms. McCarthy were elected to replace them.

(4)	Mr. McNamara resigned from our Board of Directors in November 2006. Mr. Hensley was subsequently appointed to fill the vacancy created by Mr. McNamara’s resignation.
EMPLOYMENT AGREEMENTS AND RELATED ARRANGEMENTS; POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Larry L. Enterline
     Larry L. Enterline rejoined COMSYS as Chief Executive Officer in February 2006 and has an employment agreement with us dated as of July 27, 2006. This employment agreement provides for an annual base salary of $500,000, which may be adjusted as determined by the Compensation Committee. Mr. Enterline is eligible to participate in the Company’s annual incentive bonus plan. Under the incentive plan, Mr. Enterline is eligible for an annual bonus, ranging from 50% to 200% of one-half of his annual base salary, also referred to as the bonus target, based upon the achievement of an annual EBITDA target established each year by the Compensation Committee. Each 1% incremental increase over the established EBITDA target for each year will result in an additional 5% incremental increase in the bonus payable for the year. No incentive is provided unless a minimum of 90% of the EBITDA target is achieved and no additional bonus potential will be earned for any EBITDA above 110% of the target. The initial term of Mr. Enterline’s employment agreement commenced on the date of the agreement and will continue to December 31, 2008, subject to automatic extensions for a one-year period at the end of each year of the term, unless the agreement is terminated in accordance with its terms. In the event that we do not renew Mr. Enterline’s employment agreement, he is terminated other than for cause, he resigns for good reason, or his employment is terminated due to death or disability, Mr. Enterline will receive severance of $750,000, plus an amount equal to the average annual bonus earned by Mr. Enterline during each of the two years prior to his termination, payable in a lump sum or, in certain circumstances, over a 24-month period. Mr. Enterline would also be entitled to receive continued insurance and benefits for a 24-month period following such a termination. If Mr. Enterline had been terminated under these circumstances as of December 31, 2006, the value of his severance and benefits would have totaled $1,181,143, which includes $750,000 for severance, $425,000 for his 2006 bonus, and $6,143 for the present value of health benefits based on our current rates.
     Also under the terms of the agreement, if Mr. Enterline is terminated for any reason other than for cause, or resigns for good reason, during the two-year period following a change of control of our Company, Mr. Enterline would be entitled to receive an additional severance benefit of $250,000 and all benefits that would be otherwise provided under the employment agreement in the event of a termination of his employments without cause (which, as of December 31, 2006, would have totaled $1,431,143 for severance and benefits). The change in control payments for severance and bonus will be payable in a lump sum in immediately available funds. In addition, in the event of a change in control, all of his outstanding unvested stock options and other stock awards would vest. In the event it shall be determined that any payment or distribution to or for the benefit of the executive upon a change of control would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any interest or penalties with respect to such excise tax, then the executive will be entitled to receive an additional payment (“gross-up payment”), in an amount such that after payment by the executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any excise tax imposed upon the gross-up payment, the executive retains an amount of the gross-up payment equal to the excise tax imposed upon the payments. If there had been an employment termination following a change in control as of December 31, 2006, the value of Mr. Enterline’s total severance and change in control benefits would have been $5,283,495 which includes $1,000,000 for severance, $425,000 for his 2006 bonus, $6,143 for the present value of health benefits based on our current rates, $3,031,500 for accelerated vesting of his equity awards based on the closing price of our stock on the last trading day of the fiscal year (see “Compensation Tables—Outstanding Equity Awards at 2006 Fiscal-Year End” above for more detail on Mr. Enterline’s equity holdings) and $820,852 for tax gross up payments (assuming a combined federal income and Medicare tax rate of 36.45%). The agreement includes a restriction on competition for a period of two years following termination of Mr. Enterline’s employment.
     Under this employment agreement, Mr. Enterline received a restricted stock award of 150,000 restricted shares of common stock in July 2006. One-third (or 50,000 shares) was originally scheduled to vest on the grant date and two-thirds (or the remaining 100,000 shares) were scheduled to vest in substantially equal installments on each of January 1, 2007, January 1, 2008 and January 1, 2009. On September 29, 2006, we entered into a modification agreement with Mr. Enterline that amended the vesting schedule for Mr. Enterline’s restricted stock award. As a result of this amendment, the 50,000 shares that were originally scheduled to vest on the grant date were rescheduled to vest on the earlier of (i) January 1, 2009 or (ii) the termination of Mr. Enterline’s employment for any reason that would entitle him to severance benefits under Section 6 of his employment agreement (as amended from time to time).
Michael H. Barker
     Michael H. Barker has an employment agreement with us dated as of April 13, 2003. This employment agreement currently provides for an annual base salary of $326,400, which may be adjusted as determined by the Compensation Committee. Mr. Barker is eligible to participate in the Company’s annual incentive plan. Under the incentive plan, Mr. Barker is eligible for an annual bonus, ranging from 50% to 200% of one-half of such executive’s annual base salary, also referred to as the bonus target, based upon the achievement of an annual EBITDA target established by the Compensation Committee. Each 1% incremental increase over the established EBITDA target for the year will result in an additional 5% incremental increase in bonus payable for that year. No incentive is provided unless a minimum of 90% of the EBITDA plan is achieved, and no additional bonus potential will be earned for any EBITDA above 110% of the target. The initial term of Mr. Barker’s employment agreement commenced on the date of the agreement and will continue to September 30, 2007, subject to automatic extensions for a one-year period at the end of each year of the term, unless the agreement is terminated in accordance with its terms. The employment agreement with Mr. Barker provides for severance equal to one year of his base salary and a pro rata bonus upon termination (including non-renewal) without cause. In addition, for a period of twelve months following termination of Mr. Barker’s employment, he and his spouse and dependents will be entitled to continue to be covered by all group medical insurance arrangements in which Mr. Barker was a participant as of the date of such termination, at the same coverage level and on the same terms and conditions which apply to our then active employees, until Mr. Barker commences a new employment or otherwise obtains coverage under another group medical plan, provided such new coverage does not contain any pre-existing condition exclusions or limitations. If Mr. Barker had been terminated under these circumstances as of December 31, 2006, the value of his severance and benefits would have totaled $557,431, which includes $326,400 for severance, $220,320 for his bonus, and $10,711 for the present value of health benefits based on our current rates.
     In the event of a change of control of our Company, all of Mr. Barker’s outstanding unvested stock options and other stock awards would vest. If there had been a change in control as of December 31, 2006, the value of Mr. Barker’s total severance and change in control benefits would have been $1,198,719, which includes $326,400 for severance, $220,320 for his bonus, $10,711 for the present value of health benefits based on our current rates and $641,288 for accelerated vesting of his equity awards based on the closing price of our stock on the last trading day of the fiscal year (see “Compensation Tables—Outstanding Equity Awards at 2006 Fiscal-Year End” above for more detail on Mr. Barker’s equity holdings). The employment agreement also includes a restriction on competition for a period of two years following termination of Mr. Barker’s employment.
     For 2005, Mr. Barker was entitled to receive a minimum performance bonus of $100,000 under an amendment to his employment agreement that was executed in connection with the closing of the merger. At the Compensation Committee’s request, Mr. Barker agreed to accept 12,500 restricted shares of our common stock in lieu thereof. These shares were issued to Mr. Barker in February 2006 and vest at the rate of 33 1 / 3 % each year over the three-year period beginning on the first anniversary of the grant date.
Joseph C. Tusa, Jr.
     Joseph C. Tusa, Jr. has an amended and restated employment agreement with us dated as of December 9, 2005. This employment agreement provides for an annual base salary of $296,500, which may be adjusted as determined by the Compensation Committee. Mr. Tusa is eligible to participate in the Company’s annual incentive plan. Under the incentive plan, Mr. Tusa is eligible for an annual bonus, ranging from 50% to 200% of one-half of his annual base salary, also referred to as the bonus target, based upon the achievement of an annual EBITDA target established each year by the Compensation Committee. Each 1% incremental increase over the established EBITDA target for each year will result in an additional 5% incremental increase in bonus payable for that year. No incentive is provided unless a minimum of 90% of the EBITDA plan is achieved, and no additional bonus potential will be earned for any EBITDA above 110% of the target. The initial term of Mr. Tusa’s employment agreement commenced on the date of the agreement and will continue to December 31, 2007, subject to automatic extensions for a one-year period at the end of each year of the term, unless the agreement is terminated in accordance with its terms. In the event that we do not renew Mr. Tusa’s employment agreement, he is terminated other than for cause, he resigns for good reason, or his employment is terminated due to death or disability, Mr. Tusa will receive severance equal to 150% of his base compensation, plus an amount equal to the average bonus earned by Mr. Tusa for the two years prior his termination, payable in a lump sum or, in certain circumstances, over a 24-month period. Mr. Tusa would also be entitled to receive continued insurance and benefits for a 24-month period following such a termination. If Mr. Tusa had been terminated under these circumstances as of December 31, 2006, the value of these benefits would be $621,909, which includes $444,750 for severance, $157,569 for his bonus (which is the average of the bonuses Mr. Tusa earned for 2005 and 2006), and $19,590 for the present value of health benefits based on our current rates.
     If Mr. Tusa is terminated for any reason other than for cause, or resigns for good reason, during the two-year period following a change of control of our Company, Mr. Tusa would be entitled to receive an additional severance benefit of 50% of his base compensation and all benefits that would be otherwise provided under the employment agreement in the event of a termination of his employment without cause (which, as of December 31, 2006, would have totaled $770,159 for severance and benefits). The change of control payments will be payable in lump sum in immediately available funds. In the event it shall be determined that any payment or distribution to or for the benefit of the executive upon a change of control would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any interest or penalties with respect to such excise tax, then the executive will be entitled to receive an additional payment, referred to as a gross-up payment, in an amount such that after payment by the executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any excise tax imposed upon the gross-up payment, the executive retains an amount of the gross-up payment equal to the excise tax imposed upon the payments. In addition, in the event of a change in control, all of his outstanding unvested restricted stock would vest. If there had been a change in control as of December 31, 2006, and Mr. Tusa resigned for good reason or was terminated other than for cause, the value of Mr. Tusa’s total change in control benefits would be $2,739,427, which includes $593,000 for severance, $157,569 for his bonus (which is the average of the bonuses Mr. Tusa earned for 2005 and 2006), $19,590 for the present value of health benefits based on our current rates, $1,527,532 for accelerated vesting of his equity awards based on the closing price of our stock on the last trading day of the fiscal year (see “Compensation Tables—Outstanding Equity Awards at 2006 Fiscal-Year

End” above for more detail on Mr. Tusa’s equity holdings) and $441,736 for tax gross up payments (assuming a combined federal income and Medicare tax rate of 36.45%). The agreement includes a restriction on competition for a period of two years following termination of Mr. Tusa’s employment.
David L. Kerr
     David L. Kerr has an employment agreement with COMSYS Information Technology Services, Inc., dated as of July 16, 2004. This employment agreement provides for an annual base salary of $284,600, which may be adjusted as determined by the Compensation Committee. Mr. Kerr is eligible to participate in the Company’s annual incentive plan. Under the incentive plan, Mr. Kerr is eligible for an annual bonus, ranging from 50% to 200% of one-half of such executive’s annual base salary, also referred to as the bonus target, based upon the achievement of an annual EBITDA target established each year by the Compensation Committee. Each 1% incremental increase over the established EBITDA target for that year will result in an additional 5% incremental increase in bonus payable for that year. No incentive is provided unless a minimum of 90% of the EBITDA plan is achieved, and no additional bonus potential will be earned for any EBITDA above 110% of the target. Mr. Kerr’s employment agreement commenced on the date of the agreement and will continue until terminated in accordance with its terms. Mr. Kerr’s agreement provides for severance equal to one year’s base compensation, provided that the executive is terminated without cause. If Mr. Kerr had been terminated under these circumstances as of December 31, 2006, the value of these benefits would be $284,600, based on his 2006 salary.
     In the event of a change of control of our Company, all of Mr. Kerr’s unvested restricted stock awards will vest. If there had been a change in control as of December 31, 2006, and Mr. Kerr is terminated without cause, the value of Mr. Kerr’s total change in control benefits would be approximately $1,812,132, which includes $284,600 for severance and $1,527,532 for accelerated vesting of his equity awards based on the closing price of our stock on the last trading day of the fiscal year (see “Compensation Tables—Outstanding Equity Awards at 2006 Fiscal-Year End” above for more detail on Mr. Kerr’s equity holdings). The employment agreement includes a restriction on competition for a period of two years following termination of Mr. Kerr’s employment.
Ken R. Bramlett, Jr.
     Ken R. Bramlett, Jr. has an employment agreement with us, dated as of January 3, 2006. The employment agreement provides for an annual base salary of $270,000, which may be adjusted as determined by the Compensation Committee. Mr. Bramlett is eligible to participate in the Company’s annual incentive plan. Under the incentive plan, Mr. Bramlett is eligible for an annual bonus, ranging from 50% to 200% of one-half of his annual base salary, also referred to as the bonus target, based upon the achievement of an annual EBITDA target established each year by the Compensation Committee. Each 1% incremental increase over the established EBITDA target for that year will result in an additional 5% incremental increase in bonus payable for that year. No incentive is provided unless a minimum of 90% of the EBITDA plan is achieved, and no additional bonus potential will be earned for any EBITDA above 110% of the target. The initial term of Mr. Bramlett’s employment agreement commenced on the date of the agreement and will continue to December 31, 2007, subject to automatic extensions for a one-year period at the end of each year of the term, unless the agreement is terminated in accordance with its terms. In the event that we do not renew Mr. Bramlett’s employment agreement, he is terminated other than for cause, he resigns for good reason, or his employment is terminated due to death or disability, Mr. Bramlett will receive severance equal to 150% of his base salary, plus an amount equal to the average bonus earned by Mr. Bramlett for the two years prior his termination, payable in a lump sum or, in certain circumstances, over a 24-month period. Mr. Bramlett would also be entitled to receive continued insurance and benefits for a 24-month period following such a termination. If Mr. Bramlett had been terminated under these circumstances as of December 31, 2006, the value of these benefits would be $606,228, which includes $405,000 for severance, $182,250 for his bonus, and $18,978 for the present value of health benefits based on our current rates.
     If Mr. Bramlett is terminated for any reason other than for cause, or resigns for good reason, during the two-year period following a change of control of our Company, Mr. Bramlett would be entitled to receive an additional severance benefit of 50% of his base salary and all benefits that would be otherwise provided under the employment agreement in the event of a termination of his employment without cause (which, as of December 31, 2006, would have totaled $741,228 for severance and benefits). The change of control payments will be payable in lump sum in immediately available funds. In the event it shall be determined that any payment or distribution to or for the benefit of the executive upon a change of control would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any interest or penalties with respect to such excise tax, then the executive will be entitled to receive an additional payment, referred to as a gross-up payment, in an amount such that after payment by the executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any excise tax imposed upon the gross-up payment, the executive retains an amount of the gross-up payment equal to the excise tax imposed upon the payments. In addition, in the event of a change in control, all of his outstanding unvested stock options and other stock awards would vest. If there had been a change in control as of December 31, 2006, and Mr. Bramlett resigned for good reason or was terminated other than for cause, the value of Mr. Bramlett’s total change in control benefits would be $1,892,532, which includes $540,000 for severance, $182,250 for his bonus, $18,978 for the present value of health benefits based on our current rates, $604,560 for accelerated vesting of his equity awards based on the closing price of our stock on the last trading day of the fiscal year (see “Compensation Tables—Outstanding Equity Awards at 2006 Fiscal-Year End” above for more detail on Mr. Bramlett’s equity holdings) and $546,744 for tax gross up payments (assuming a combined federal income, Medicare and state tax rate of 42.45%). The agreement includes a restriction on competition for a period of two years following termination of Mr. Bramlett’s employment.
     In connection with his employment by our Company, on January 3, 2006, Mr. Bramlett also received options to purchase an aggregate of 66,000 shares of our common stock at an exercise price of $11.05 per share. One-third of these options vests on each anniversary of the date of grant, with all such options fully vesting on January 3, 2009. In addition, in February 2007, the Compensation Committee amended the expiration date of 64,000 fully-vested stock options held by Mr. Bramlett. The expiration date for these options was shortened in 2004 when Mr. Bramlett left our Company following the merger between Old COMSYS and a wholly-owned subsidiary of Venturi Partners, Inc. Mr. Bramlett re-joined our Company in January 2006, and the Compensation Committee’s action restored the expiration date for these options to the original scheduled date.
SEVERANCE AGREEMENT
Michael T. Willis
     In connection with Michael T. Willis’ resignation as our Chief Executive Officer, we entered into a resignation agreement and release, dated as of February 2, 2006, pursuant to which we agreed to pay Mr. Willis cash severance payments over a 24-month period in the aggregate amount of $1.15 million, consulting fees of $0.1 million, an expense allowance of $8,250 per month for 12 months and up to $1,000 per month to reimburse him for the cost of health benefits until he reaches the age of 65 or such time as another employer provides benefits. The agreement also provided that in addition to the 282,703 vested shares of common stock that Mr. Willis held at the time under the 2004 Management Incentive Plan, 204,109 unvested shares of restricted common stock held by Mr. Willis would vest if the average closing price of COMSYS common stock over any consecutive 30-day period ending on or before December 31, 2006 equaled or exceeded $18.67 per share. These shares vested in October 2006.
     Under the resignation agreement, Mr. Willis released us, our subsidiaries and affiliates and certain others from any and all claims he may have against us or them up to the date of his resignation. Although the resignation agreement superseded and canceled all prior agreements with Mr. Willis with respect to the subject matter, Mr. Willis will remain subject to certain non-solicitation and non-disclosure obligations, although he will not be subject to certain non-competition restrictions. In the event that Mr. Willis materially violates any of the provisions of the resignation agreement, he will forfeit all unpaid cash payments described above.
     In connection with the execution of the resignation agreement, Wachovia Investors, Inc., our largest stockholder, agreed to amend the terms of a $1.0 million note made by Mr. Willis and held by Wachovia. The amendment, among other things, reduced the interest rate on the note from a variable floating rate to 5%, extended the maturity date from December 31, 2006 to December 31, 2010, and provided for various repayment options, including discounts and forgiveness of certain payment obligations under specified circumstances.

DESCRIPTION OF BENEFIT PLANS
2004 Stock Incentive Plan
     In connection with the merger, our Board of Directors adopted the 2004 Stock Incentive Plan, which was approved by our stockholders on September 27, 2004, and became effective as of September 30, 2004. As of March 30, 2007, options to purchase 393,420 shares of our common stock were outstanding and 329,000 shares of our restricted stock were granted under the 2004 Stock Incentive Plan since the plan’s inception. As of March 30, 2007, and not taking into account the amendments to the plan that the stockholders are being asked to ratify and approve at this Annual Meeting, 310,860 shares of our common stock remain authorized for issuance and are reserved for future grants under this plan. The weighted average exercise price of the options outstanding under this plan is $9.99 per share. For a detailed description of our 2004 Stock Incentive Plan, including the proposed amendments, see “Proposal to Ratify and Approve the Amended and Restated 2004 Stock Incentive Plan” below.
2003 Equity Incentive Plan
     Our 2003 Equity Incentive Plan was approved by our stockholders on July 24, 2003. As of March 30, 2007, options to purchase 518,653 shares of our common stock with a weighted average exercise price of $8.99 were outstanding under our 2003 Equity Incentive Plan and 53,035 shares of our common stock were available for future grants under our 2003 Equity Incentive Plan. No awards were granted to the named executive officers under the 2003 Equity Incentive Plan in 2006.
1999 Stock Option Plan
     On October 21, 1999, Old COMSYS adopted the COMSYS Holding, Inc. 1999 Stock Option Plan. In the merger, effective September 30, 2004, each outstanding option under the 1999 Plan became exercisable, when vested, for 0.0001 of a share of Venturi (now COMSYS) common stock. No future grants will be made under this plan. As of March 30, 2007, options to purchase 39 shares of our common stock were outstanding under the 1999 Plan. The weighted average exercise price of these options is $20,000.00.
1995 Equity Participation Plan
     Our 1995 Equity Participation Plan was terminated in connection with our financial restructuring in 2003, and all of our officers and directors at the time and most of our employees forfeited their options issued under that plan. As of March 30, 2007, options to purchase 1,990 shares of our common stock were outstanding under the 1995 Equity Participation Plan. The weighted average exercise price of these options is $246.85.
COMSYS Annual Incentive Plan
     Under the COMSYS Annual Incentive Plan, our Chief Executive Officer and other executive officers were eligible to receive an annual bonus in 2006 based on the achievement of an annual EBITDA target approved by the Compensation Committee. The plan sets forth the bonus targets for the Chief Executive Officer and each other executive officer and specifies the percentage of bonus targets payable to such executives upon achieving the specified EBITDA target. As provided in his employment agreement, Mr. Enterline, our Chief Executive Officer in 2006, was eligible for a bonus in 2006 ranging from 50% to 200% of the annual bonus target (set at $250,000 for 2006) based upon the achievement of the EBITDA target established by the Compensation Committee. Mr. Tusa, Mr. Barker, Mr. Kerr and Mr. Bramlett were each eligible for an annual bonus, ranging from 50% to 200% of one-half of such executive’s annual base salary, also referred to as their bonus target, based upon the achievement of the EBITDA target established by the Compensation Committee. Each 1% incremental increase over the established EBITDA target for 2006 would have resulted in an additional 5% incremental increase in the bonus payable for these executives. No incentive bonus would have been provided unless a minimum of 90% of the EBITDA target was achieved, and no additional bonus potential would have been earned for any EBITDA above 110% of the target for Mr. Enterline and above 120% of the EBITDA target for the other executives. The EBITDA target for 2006 was achieved, and the related bonus payments for 2006 are included in the 2006 Summary Compensation Table above.
Old COMSYS 2004 Management Incentive Plan
     Effective January 1, 2004, Old COMSYS adopted the 2004 Management Incentive Plan. Although all the shares reserved under the Plan were provided by certain Old COMSYS stockholders, the plan was structured as a stock issuance program under which certain executive officers and key employees, including Messrs. Tusa and Kerr, were eligible to receive shares of Old COMSYS nonvoting Class D Preferred Stock in exchange for payment at the then current fair market value of these shares. Effective July 1, 2004, 1,000 shares of Class D Preferred Stock were issued by Old COMSYS under the plan. Effective with the merger, these shares were exchanged for a total of 1,405,844 restricted shares of COMSYS common stock. One-third of these shares, or 468,615 shares, was vested at the merger date. Another 468,615 shares were scheduled to vest in equal installments of 156,205 shares on January 1st of each of the years 2005, 2006 and 2007 (“time vesting shares”), and the remaining 468,614 shares were scheduled to vest in equal annual installments if specified earnings targets were met for fiscal years 2004, 2005 and 2006 (“performance vesting shares”), in each case subject to earlier vesting as discussed below. The earnings targets were not met for 2004 or 2005 and were not expected to be met for 2006 and, accordingly, no compensation expense was recognized in 2006 on the performance vesting shares. A total of 624,820 and 156,205 time-vesting shares vested in fiscal 2004 and fiscal 2005, respectively, resulting in stock-based compensation expense of $7.0 million and $1.8 million in each respective period. Of the remaining 156,205 time vesting shares that were originally scheduled to vest on January 1, 2007, 59,359 shares have vested and the related expense recognized in 2006 was $0.9 million.
     Effective September 30, 2006, the Compensation Committee made certain modifications to this plan. The Compensation Committee concluded that the performance vesting targets appeared to be unattainable. As a result, the Compensation Committee approved modifications to the vesting targets for the performance vesting shares under which 103,700 shares (or two-thirds of the performance vesting shares held by the remaining participants) were rescheduled to vest annually with the passage of time over the three-year period ending January 1, 2010 and 51,850 shares (or one-third of the performance vesting shares held by the remaining participants) were rescheduled to vest over the same three-year period based on the attainment of new performance vesting targets. The purpose of these modifications was to retain the services of the remaining participants in this plan and provide an incentive for the participants to contribute to our long-term success after January 1, 2007, when all of the original unvested restricted shares were originally scheduled to expire. In addition, under the modification agreements, the participants forfeited a portion of their remaining performance vesting shares and waived their reallocation rights with respect to restricted shares that had been or may in the future be forfeited by other participants in the plan who no longer remain in our service. We reversed $0.5 million of stock compensation expense in the third quarter of 2006 of the $1.1 million that was recorded in the first six months of 2006 related to those participants who are no longer with COMSYS, due to the waiver by the remaining participants of the reallocation provision. In accordance with the terms of the plan, these shares will be distributed to certain stockholders of Old COMSYS. The fair value of the modified shares was estimated assuming that performance goals will be reached. If such goals are not met, no compensation will be recognized and any recognized compensation cost will be reversed.
401(k) Plans
     We maintain the COMSYS 401(k) Plan covering eligible employees of our Company and its subsidiaries, as defined in the plan document. This plan is a voluntary defined contribution profit-sharing plan. Participating employees can elect to defer and contribute a percentage of their compensation to the plan, not to exceed the dollar limit set by the Internal Revenue Code. The maximum deferral amount is 50%, subject to limitations set by the Internal Revenue Code. We match 25% of each employee’s eligible contribution up to 6% of each employee’s gross compensation per paycheck. We may, at our discretion, make an additional year-end profit-sharing contribution. Matching contributions vest after three years of service. We contributed $1.4 million of matching contributions to this plan in fiscal 2006.
     We also maintain the Venturi Partners, Inc. 401(k) Plan. Beginning January 1, 2005, no new contributions were permitted under this plan, which covered eligible employees of both Venturi Staffing Partners, Inc. and certain employees of Venturi Partners, Inc. prior to the merger. Participating employees were allowed to elect to defer and contribute a percentage of their compensation to the plan, not to exceed the dollar limit set by the Internal Revenue Code, and the maximum deferral amount was 75%. Venturi suspended the matching program in 2003. We are in the process of merging this plan with the COMSYS 401(k) Plan, and we expect to complete the plan merger during fiscal 2007.
     During 1999, we established a Supplemental Employee Retirement Plan, or SERP, for our then chief executive officer. When this officer retired in February 2000, the annual benefit payable under the SERP was fixed at $150,000. As of December 31, 2006, approximately $1.1 million had been accrued under the SERP.

EQUITY COMPENSATION PLAN INFORMATION
     We currently have options outstanding under the 1995 Equity Participation Plan, the 2003 Equity Incentive Plan and the 2004 Stock Incentive Plan. Each of these plans was approved by our stockholders. The 1995 Equity Participation Plan was terminated in connection with our financial restructuring in 2003. The following table provides information about the common stock that may be issued under these plans as of December 31, 2006.

Number of Securities
	to be Issued Upon	Weighted Average
	Exercise of	Exercise Price of	Number of Securities
	Outstanding Options	Outstanding Options	Remaining Available
Plan Category	and Warrants[1,2]	and Warrants	for Future Issuance[3]

Equity compensation plans approved by security holders[2]	977,895	$9.98	445,711
Equity compensation plans not approved by security holders	None	None	None

Total	977,895	$9.98	445,711

(1)	No warrants were outstanding under these plans as of December 31, 2006.

(2)	Does not include options to purchase 42 shares of our common stock outstanding under the Old COMSYS 1999 Stock Option Plan. The 1999 Stock Option Plan was terminated in connection with the Venturi merger. At the effective time of the merger, each option to acquire shares of Old COMSYS common stock that was outstanding under the Old COMSYS 1999 Stock Option Plan immediately prior to the effective time of the merger remained outstanding and became exercisable for shares of our common stock at the rate of 0.0001 of a share for each share of Old COMSYS common stock, and the exercise price per share was adjusted in accordance with the conversion ratio referenced above to $20,000 per share.

(3)	Does not include an additional 590,331 shares that will be available for future grants under our Amended and Restated 2004 Stock Incentive Plan, provided it is ratified and approved by our stockholders at this Annual Meeting.
BENEFICIAL OWNERSHIP
     The following table sets forth certain information regarding the beneficial ownership as of March 30, 2007, of shares of our common stock by each person or entity known to us to be a beneficial owner of 5% or more of our common stock.
MAJOR STOCKHOLDERS TABLE

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number		Percent[1]

Wachovia Investors, Inc.	3,954,954	[2]	20.1%
301 South College Street, 12th Floor
Charlotte, North Carolina 28288

Amalgamated Gadget, L.P.	2,145,254	[3]	10.8%
City Center Tower II
301 Commerce Street, Suite 2975
Fort Worth, Texas 76102

Links Partners, L.P. and Inland Partners, L.P. et. al	1,147,637	[4]	5.8%
61 Wilton Avenue, 2nd Floor
Westport, Connecticut 06880

(1)	These calculations are based on an aggregate of 19,652,489 shares issued and outstanding as of March 30, 2007. Warrants and options to purchase shares held by a person that are exercisable or become exercisable within the 60-day period after March 30, 2007, are deemed to be outstanding for the purpose of calculating the percentage of outstanding shares owned by that person but are not deemed to be outstanding for the purpose of calculating the percentage owned by any other person.

(2)	The amount and nature of the shares beneficially owned are based on a Schedule 13D/A filed on February 12, 2007. The reported shares also include 374,037 shares that remain subject to an option agreement dated July 19, 2004 by and among

Wachovia Investors, Inc., J.P. Morgan Direct Corporate Finance Institutional Investors LLC, J.P. Morgan Direct Corporate Finance Private Investors LLC, GTCR Fund VI, L.P. and Old Trafford Investment Pte. Ltd. The exercise price for the optioned shares is $13.90 per share. Prior to the merger, Wachovia Investors was a major stockholder of Old COMSYS and was a lender to Old COMSYS.

(3)	The amount and nature of the shares beneficially owned are based on a Schedule 13G/A filed on February 8, 2007, and a Form 4 filed on March 2, 2007. This amount includes 163,411 shares of common stock issuable upon exercise of warrants, all of which are currently exercisable. Amalgamated Gadget, L.P., an investment manager for R2 Investments, LDC, has sole voting and dispositive power over the reported shares and R2 Investments LDC has no beneficial ownership of such shares. R2 Investments, LDC was a senior secured lender under Venturi Partners, Inc.’s credit facility, which was paid off on September 30, 2004. Amalgamated Gadget, L.P. is controlled by Scepter Holdings, Inc., its general partner, and Mr. Geoffrey Raynor, the President and the sole shareholder of Scepter Holdings, Inc. Scepter Holdings, Inc. and Mr. Raynor may be deemed to be the beneficial owners of the reported shares.

(4)	The amount and nature of the shares beneficially owned are based on a Schedule 13D/A filed on February 12, 2007, by Links Partners, L.P., Inland Partners, L.P., Coryton Management Ltd., Mr. Arthur Coady, Mr. Elias Sabo and Mr. Joe Massoud. Links Partners and Inland Partners have reported shared voting and dispositive powers with respect to 587,759 and 559,878 shares, respectively. All other parties reporting in this amendment have reported shared voting and dispositive powers with respect to all shares reported. The number of shares of common stock shown in the table also includes 85,242 shares subject to warrants that are currently exercisable.
HOLDINGS OF OFFICERS AND DIRECTORS
     The following table sets forth the number of shares of common stock beneficially owned as of March 30, 2007, by each of our directors and nominees for director, by each named executive officer and by all directors and executive officers as a group:

	Common Stock Beneficially Owned
	Number		Percent
Name	of Shares[2]		of Class[3]
Larry L. Enterline	380,949	[4]	1.9%
Michael T. Willis[1]	—		—
Joseph C. Tusa, Jr.	190,094	[5]	1.0%
David L. Kerr	185,678	[5]	*
Michael H. Barker	135,572	[6]	*
Ken R. Bramlett, Jr.	98,500		*
Frederick W. Eubank II	—		*
Robert Fotsch	5,480	[7]	*
Robert Z. Hensley	5,000		*
Victor E. Mandel	9,000		*
Courtney R. McCarthy	—		*
Elias J. Sabo	1,147,637	[8]	5.8%
Directors and Executive Officers as a Group (11 persons)	2,157,910		10.7%

*	Less than 1%

(1)	Mr. Willis resigned from his employment with our Company and from our Board of Directors in February 2006. See “Severance Agreements.”

(2)	These amounts include the following shares subject to stock options that are exercisable within 60 days of March 30, 2007: Mr. Enterline—236,000; Mr. Barker—123,334; Mr. Bramlett—86,000; and Mr. Mandel—7,000.

(3)	These calculations are based on an aggregate of 19,652,489 shares issued and outstanding as of March 30, 2007. Warrants and options to purchase shares held by a person that are exercisable or become exercisable within the 60-day period after March 30, 2007, are deemed to be outstanding for the purpose of calculating the percentage of outstanding shares owned by that person but are not deemed to be outstanding for the purpose of calculating the percentage owned by any other person.

(4)	Mr. Enterline was re-appointed as our Chief Executive Officer effective February 2, 2006, and also serves as one of our directors. These shares include 150,000 restricted shares granted to Mr. Enterline in July 2006, 33,333 of which vested in January 2007. The Company withheld 9,051 shares from these vested shares for the payment of withholding taxes.

(5)	These amounts include shares of restricted stock outstanding under the Old COMSYS 2004 Management Incentive Plan, of which shares 69% are currently vested for each of these named executive officers. They also include restricted share grants of 18,000 shares and 12,000 shares made to Mr. Tusa and Mr. Kerr, respectively, in January 2007, all of which were 100% vested on the date of grant. The Company withheld 5,022 shares and 3,438 shares from these grants to Mr. Tusa and Mr. Kerr, respectively, for the payment of withholding taxes.

(6)	This amount includes 12,500 shares of restricted stock granted to Mr. Barker in February 2006, 4,167 of which vested in February 2007. The Company withheld 1,521 shares from these vested shares for the payment of withholding taxes.

(7)	Mr. Fotsch may be deemed to be the beneficial owner of an aggregate of 480 shares of our common stock held by four of his minor children. Mr. Fotsch disclaims the beneficial ownership of such shares.

(8)	The amount and nature of the shares beneficially owned are based on a Schedule 13D/A filed on February 13, 2007, by Links Partners, L.P., Inland Partners, L.P., Coryton Management Ltd., Mr. Arthur Coady, Mr. Elias Sabo and Mr. Joe Massoud. Links Partners and Inland Partners have reported shared voting and dispositive powers with respect to 587,759 and 559,878 shares, respectively. All other parties reporting in this amendment have reported shared voting and dispositive powers with respect to all shares reported. The number of shares of common stock shown in the table also includes 85,242 shares subject to warrants that are currently exercisable.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and to furnish us with copies of the forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations of our officers and directors, all Section 16(a) reports for fiscal 2006 applicable to our officers and directors and such other persons were filed on a timely basis.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transactions
Review and Approval of Related Party Transactions
     We review all relationships and transactions in which the Company and our directors, director nominees and executive officers or their immediate family members, as well as holders of more than 5% of any class of our voting securities and their family members, have a direct or indirect material interest. The Company’s legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from these directors, director nominees, executive officers and stockholders with respect to related party transactions and for then determining, based on the facts and circumstances, whether the Company or a related party has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related party are disclosed in the Company’s proxy statement. In addition, the Audit Committee reviews and approves or ratifies any related party transaction that is required to be disclosed. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction; provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.
Related Party Transactions
     Mr. Elias Sabo, a member of our Board of Directors, also serves on the Board of Directors of The Compass Group, the parent company of CBS Personnel Holdings, Inc. (“CBS”) and Venturi Staffing Partners (“VSP”), a former Venturi subsidiary. As a result of the merger, we have an outstanding accounts receivable balance of approximately $0.5 million due from CBS. Additionally, VSP provides commercial staffing services to COMSYS and our clients in the normal course of business. During 2006, COMSYS and our clients purchased approximately $12.5 million of staffing services from VSP, of which approximately $12.0 million was for services provided to our vendor management clients. At December 31, 2006, we had approximately $1.0 million in accounts payable to VSP.

Voting Agreement, Charter and Bylaws
     At the effective time of the merger, Wachovia Investors, Inc. beneficially owned 47.3% of our outstanding common stock, MatlinPatterson Global Opportunities Partners, L.P. beneficially owned 9.4% of our outstanding common stock and Inland/Links beneficially owned 9.5% of our outstanding common stock. Pursuant to the terms of the voting agreement entered into at the time of the merger with certain of our stockholders, Wachovia Investors, Inc. has the right to recommend to the Governance and Nominating Committee of our Board of Directors four to six nominees to be elected to our Board of Directors, depending on the size of the Board of Directors, during the first three years after the merger, and each stockholder party to the voting agreement agreed to vote its shares of our common stock in favor of such nominees. Currently, Wachovia Investors, Inc. has the ability to designate four candidates to our Board of Directors, as our Board of Directors is set at nine members. Certain parties to the voting agreement also have the conditional right to designate observers to attend meetings of our Board of Directors. After the expiration of this three-year period, the stockholders that are parties to the voting agreement and owned more than 10% of our outstanding stock at the effective time of the merger will have the right to designate nominees for election to the Board of Directors if they then own 10% or more of our common stock. MatlinPatterson ceased to beneficially own any shares of our common stock and is currently not subject to any voting agreement relating to our stock.
     In addition, our charter and bylaws, effective as of the effective time of the merger, provide for the designation of nominees for election as directors. During the three-year period following the merger, our Group B directors serving on our Governance and Nominating Committee have the right to designate a majority of the nominees for election to our Board of Directors to the extent such nominees are not designated pursuant to the voting agreement discussed above, and our Group A directors on the Governance and Nominating Committee have the right to designate the remaining directors.
Registration Rights Agreements
     In connection with the merger, we filed a “shelf” registration statement with the SEC pursuant to a registration rights agreement we had with a number of our large stockholders. This shelf registration statement, which was declared effective by the SEC on July 20, 2005, was filed on Form S-3 and generally permits delayed or continuous offerings of all of our common stock issued to stockholders in the merger. Under the registration rights agreement, which we amended as of April 1, 2005, our obligation to keep this registration statement effective has expired, but we have elected to keep it effective for the convenience of the affected stockholders for the maximum period of time permitted by applicable rules and regulations.
     Under this registration rights agreement, the stockholders are entitled to an unlimited number of additional shelf registrations, except that we are not obligated to effect any shelf registration within 120 days after the effective date of a previous registration statement (other than registrations on Form S-4 for exchange offers and Form S-8 for employee benefit plans, or forms for similar purposes).
     In addition, under the registration rights agreement, Wachovia Investors, Inc. and any of its permitted transferees are entitled to demand a total of three registrations, and another group of institutional stockholders of Old COMSYS (and their permitted transferees) are entitled to demand one registration.
     If we receive a request for a demand registration and our Board of Directors determines that it would be in the best interest of our Company to have an underwritten primary registration of our securities, we may satisfy the demand registration by having a primary registration of our common stock for our own account, so long as we offer the stockholders party to the registration rights agreement “piggyback” rights to join in our registration.
     We are obligated to pay all expenses incurred in connection with registrations pursued under the terms of the registration rights agreement, whether or not these registrations are completed. The selling stockholders are obligated to pay all underwriting discounts and commissions with respect to the shares they are selling for their own accounts. Under the registration rights agreement, we also agreed to indemnify the stockholders and their affiliated and controlling parties for violations of federal and state securities laws and regulations, including material misstatements and omissions in the offering documents with respect to any registration, except with respect to any information furnished in writing to us by a stockholder expressly for use in the registration statement or any holder’s failure to deliver a prospectus timely supplied by us that corrected a previous material misstatement or omission. In the event indemnification is unavailable to a party, or insufficient to hold the party harmless, we have further agreed to contribute to the losses incurred by the party.
     Also in connection with the merger, we made conforming amendments to our existing registration rights agreement with the holders of our common stock and warrants received in connection with our April 2003 restructuring, as further amended effective April 1, 2005. Under this agreement, we were obligated to register approximately 5,785,000 shares of our common stock. The holders of such registration rights also participated in our shelf registration that was declared effective by the SEC on July 20, 2005.
Severance Agreement
     A description of the severance agreement and related arrangements with Michael T. Willis, our former Chief Executive Officer, who resigned at the beginning of fiscal 2006, is set forth under the caption “Executive Compensation—Severance Agreement.”
Proposal to Ratify and Approve the Amended and Restated 2004 Stock Incentive Plan
(Item 2 on the Proxy Card)
What am I voting on?
     At the Annual Meeting, our stockholders will be asked to ratify and approve the COMSYS IT Partners, Inc. Amended and Restated 2004 Stock Incentive Plan, which was approved by our Board of Directors on April 13, 2007, subject to approval by stockholders at the Annual Meeting. The 2004 Stock Incentive Plan was originally adopted by our Board of Directors on August 18, 2004, and became effective as of September 30, 2004, the effective date of the merger between COMSYS Holdings, Inc. and a wholly-owned subsidiary of Venturi Partners, Inc., following stockholder approval at the special meeting of stockholders held on September 27, 2004. The original 2004 Stock Incentive Plan provided for awards of options, whether nonqualified or incentive, restricted common stock, restricted common stock units, performance shares, performance share units, share awards, stock appreciation rights or other awards based on the value of our common stock. As of March 30, 2007, there were options to purchase 393,420 shares of our common stock outstanding and 329,000 shares of our restricted common stock granted under the original 2004 Stock Incentive Plan, and an aggregate of 310,860 shares were available for future grants under such plan.
     The purpose of amending and restating the 2004 Stock Incentive Plan is as follows:
•	to increase the maximum aggregate amount of common stock that may be issued under the plan from 1,159,669 shares to 1,750,000 shares;

•	to clarify that all of these shares may be used for incentive stock options or any other awards;

•	to eliminate a requirement to reduce the total number of shares available for future grants under the plan by three shares for each full-value share award granted in the form of restricted common stock, restricted common stock units, common stock (including any common stock deemed issued pursuant to Section 13(c)), common stock units, performance shares or performance share units, so that each share of common stock underlying an award will reduce the total number of shares available for grant by one share for each award granted;

•	to provide that all awards that are considered “nonqualified deferred compensation” within the meaning of Section 409A of the Internal Revenue Code (the “Code”), and Section 14 of the amended and restated plan are intended to comply with Section 409A of the Code, which took effect on January 1, 2005, and any regulations or regulatory interpretations promulgated under Section 409A, and to provide for automatic modification of the terms of any outstanding awards that are determined to be 409A awards to comply with the new requirements of Section 409A of the Code and any applicable regulations or regulatory interpretations;

•	to amend the definition of “fair market value” and make certain other changes to the plan to reflect the requirements imposed by Section 409A of the Code and any regulations or regulatory interpretations promulgated under Section 409A;

•	to clarify that our Company will have no liability to any plan participant or any other person if an option designated as an incentive stock option fails to qualify as such at any time or if an option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such option do not satisfy the additional conditions applicable to “nonqualified deferred compensation” under Section 409A of the Code and Section 14 of the amended and restated plan;

•	to clarify that in the event an option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code, such option may be granted with an option price lower than the price threshold set forth in the plan;

•	to remove tax withholding requirements for certain dispositions of incentive stock options to reflect current provisions of the Code;

•	to expand certain powers of the administrator of the plan, which is currently the Compensation Committee, following the Special Voting Period (as defined below under the heading “Administration”);

•	to clarify that in the event any change is made in the common stock subject to the plan, or subject to any award under the plan, without the receipt of consideration by us (through the merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, changes in corporate structure or other transaction not involving the receipt of consideration by us), then the Compensation Committee is required to adjust the terms of the awards in a manner that is intended to provide an appropriate adjustment that neither increases nor decreases the value of such awards as in effect immediately prior to such event, and that such adjustment is mandatory, rather than discretionary; and

•	to extend the term of the plan so that no award may be granted under the plan after the day before the tenth anniversary of the effective date of the amended and restated plan, rather than following the tenth anniversary of the effective date of the original plan.
     The other material provisions of the amended and restated plan remain the same as previously approved by stockholders. Certain other technical changes to the plan were made that are not material.
What are the terms of the Amended and Restated 2004 Stock Incentive Plan?
     The following is a summary of the principal terms and provisions of the Amended and Restated 2004 Stock Incentive Plan (the “amended and restated plan” or the “plan”). The full text of the amended and restated plan is attached to this proxy statement as Appendix A. Please refer to Appendix A for a more complete description of the terms of the amended and restated plan.
     General. The purpose of the amended and restated plan is to enhance our ability to attract and retain officers, employees, directors and consultants of outstanding ability and to provide selected officers, employees, directors and consultants with an interest in us parallel to that of our stockholders. The amended and restated plan provides for the award of options, whether nonqualified or incentive, restricted common stock, restricted common stock units, performance shares, performance share units, share awards, stock appreciation rights or other awards based on the value of our common stock to our officers, employees, directors and consultants, as well as the officers, employees, directors and consultants of our subsidiaries.
     Effective Date. The effective date of the original plan was September 30, 2004. The amended and restated plan is effective as of April 13, 2007, the date of its adoption by our Board of Directors, subject to its ratification and approval by the affirmative vote of the holders of a majority of our outstanding common stock present, or represented, and entitled to vote at the Annual Meeting.
     Number of Shares. The maximum aggregate number of shares of our common stock initially authorized for issuance under the original plan was 1,159,669 shares, subject to adjustments for certain corporate events. If the amended and restated plan is ratified and approved by our stockholders, the maximum number of shares of our common stock authorized for issuance under the amended and restated plan will be increased to 1,750,000, subject to adjustments for certain corporate events. Any common stock subject to an option or award that is canceled or expires without exercise shall again become available for award under the plan. Upon forfeiture of awards in accordance with the provisions of the plan and the terms and conditions of the award, such shares will again be available for subsequent awards under the plan. Common stock available for issuance or distribution under the plan will be authorized and unissued shares or shares reacquired in any manner. If the amended and restated plan is ratified and approved by our stockholders, each share of common stock underlying any award will reduce the total number of shares available for grant by one share for each award granted.
     Administration. During the three-year period commencing on September 30, 2004, the effective date of the original plan (“Special Voting Period”), the plan will be administered by the Compensation Committee of the Board of Directors, which will consist of at least two directors. Thereafter, the plan will be administered by the Compensation Committee, another committee appointed by the Board of Directors or the Compensation Committee or the Board of Directors itself. Currently, the Compensation Committee, consisting of Mr. Eubank, Mr. Sabo and Ms. McCarthy, serves as the Administrator. Each of the directors on the Compensation Committee is a non-employee director within the meaning of Rule 16b-3 under Section 16 of the Securities Exchange Act, and is also an outside director within the meaning of Section 162(m) of the Code. During the Special Voting Period, the Compensation Committee will, in accordance with Section 3.2(b)(ii)(H) of our bylaws, unanimously:
•	approve the selection of participants who are members of our “senior management;”

•	determine the type of awards to be made to “senior management” participants;

•	determine the number of shares of common stock subject to awards;

•	determine the terms and conditions of any awards to “senior management” participants (including, but not limited to, any restriction and forfeiture conditions on such awards); and

•	make any determinations regarding adjustments required or appropriate under the plan with respect to awards made to such participants.
The Compensation Committee, acting by majority vote, will have the authority:
•	at any time to do all things described in the immediately preceding sentence with respect to all participants who are not members of our “senior management;”

•	following the Special Voting Period, to do all such things with respect to all participants (including members of our “senior management”); and

•	at any time, to interpret the plan, establish and amend any rules and regulations relating to the plan and make all other determinations necessary or advisable for the administration of the plan.
In addition, if the amended and restated plan is ratified and approved by our stockholders, following the Special Voting Period, the administrator of the plan will have the discretion and authority to do the following:
•	to authorize any person to execute, on our behalf, any instrument required to carry out the purposes of the plan;

•	to amend any outstanding awards, including for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, or the term of any outstanding award; provided, however, that if any such amendment impairs a participant’s rights or increases a participant’s obligations under his or her award, such amendment will also be subject to the participant’s consent;

•	to determine the duration and purpose of leaves of absences that may be granted to participants without constituting termination of their continuous service for purposes of the plan, which periods may not be shorter than the periods generally applicable to employees under our employment policies;

•	to make decisions with respect to outstanding awards that may become necessary upon a Change in Control (as defined in the plan) or an event that triggers anti-dilution adjustments; and

•	to determine the terms and provisions of any agreements entered into under the terms of the plan.

     Eligibility. Officers, employees, directors and consultants of COMSYS IT Partners, Inc. and its subsidiaries selected by the administrator of the plan are eligible to receive grants of awards under the plan; provided, however, that only our employees and employees of our subsidiaries may be granted incentive stock options.
     Awards. Awards under the plan may consist of options, restricted common stock, restricted stock units, performance shares, performance share units, share awards, stock appreciation rights or other awards based on the value of the common stock.
     Options. Both nonqualified stock options and “incentive stock options” (within the meaning of Section 422 of the Code), (“ISOs”), collectively referred to as “Options,” may be granted under the plan. The terms of any such Option will be set forth in an option agreement and will be consistent with the following:
     Exercise Price. The purchase price per share of the common stock purchasable under an Option will be at least 100% of the Fair Market Value (as defined in the plan) of the common stock on the date of the grant, and, in the case of ISOs granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of our stock, the option price will be at least 110% of the Fair Market Value per share of the common stock on the date of grant. In the event an Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code, such Option may be granted with an option price lower than the purchase price set forth in the immediately preceding sentence.
     Option Term. Subject to termination, the duration of each Option will be determined by the administrator of the plan, but may not exceed ten years from the date of grant. However, in the case of ISOs granted to 10% stockholders, the term of such Option will not exceed five years from the date of grant.
     Vesting. An Option will vest and become exercisable at a rate determined by the administrator of the plan on the date of grant.
     Restricted Common Stock. The plan permits the plan administrator to award restricted common stock under the plan to eligible participants, which shares are subject to forfeiture and transfer restrictions for a period of time determined by the administrator of the plan. The administrator may also award restricted awards in the form of restricted stock units having a value equal to an identical number of shares of common stock. Payment of restricted stock units will be made in common stock or in cash or in a combination thereof (based upon the fair market value (as defined in the amended and restated plan) of the common stock on the day the restricted period expires). The restrictions on restricted common stock and restricted stock units will lapse upon the expiration or termination of the restricted period determined by the administrator. A stock certificate for the number of shares of common stock with respect to which the restrictions have lapsed will be delivered, free any clear of any restrictions (except for those required by law, the terms of the plan or the terms of an award) to the participant within the time frames so as to avoid application of Section 409A of the Code to such award, unless the participant fails to make arrangements to enable us to satisfy any applicable tax withholding obligations or such restricted stock award is subject to a deferral condition that complies with Section 409A award requirements.
     Performance Shares. Performance shares may be granted in the form of actual shares of common stock or common stock units having a value equal to an identical number of shares of common stock. The performance objectives and the length of the performance period will be determined by the administrator of the plan. The administrator will determine in its sole discretion whether performance shares granted in the form of common stock units will be paid in cash, common stock, or a combination of cash and common stock. Performance goals may be expressed in terms of one or more of the following business criteria selected by the administrator: revenue, earnings (which may be pre or post tax, reported, operating, from continuing operations or before unusual or nonrecurring items before interest, taxes, depreciation or amortization), operating or free cash flow, return on equity or return on assets, all of which may be of us or of an operating unit, division, subsidiary, acquired business, minority investment, partnership or joint venture of ours, or may be measured on a per share basis, share price performance over time or compared to a selected group of companies, improvements in our attainment of expense levels, and implementing or completion of critical projects. The administrator shall establish the relevant performance objectives by no later than the earlier of 90 days after the commencement of the performance period or the day prior to the date on which 25% of the performance period has elapsed. A performance goal may be measured over a performance period on a periodic, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the administrator may determine. An award of performance shares to a participant who is a Covered Employee (as defined in Section 162(m)(3) of the Code) will (unless the administrator determines otherwise) provide that in the event of the participant’s termination of continuous service prior to the end of the performance period for any reason, such award will be payable only if the applicable performance objectives are achieved and to the extent, if any, as the administrator determines. The administrator may reduce or eliminate the amount of payment with respect to any award of performance shares to a participant, notwithstanding the achievement of specified performance objectives, except that no adjustments may be made following a Change in Control (as defined in the plan) that would adversely impact any award granted to a participant prior to such Change in Control. The maximum number of performance shares subject to any award to a Covered Employee for each 12 months during the performance period is the same as the maximum number of shares issuable under the plan. To the extent the award is paid in cash, the maximum dollar amount of the award is the equivalent cash value, based on the fair market value (as defined in the amended and restated plan) of our common stock on the last day of the performance period, of such maximum number of shares. A participant will be entitled to receive a stock certificate evidencing the acquisition of shares of common stock under an award of performance shares only upon satisfaction of all conditions specified in the written instrument evidencing the award (or in a performance plan adopted by the administrator), including the satisfaction of applicable tax withholding obligations attributable to the award. Subject to the satisfaction of the conditions set forth in the immediately preceding sentence, the stock certificate will be delivered to the participant within the time frames set forth in the amended and restated plan so as to avoid application of Section 409A of the Code to such award. No payments will be made with respect to any performance award unless and until the administrator certifies the achievement of the performance objectives.
     Share Purchases. The administrator of the plan may authorize eligible individuals to purchase common stock at a price equal to or above the fair market value of the common stock at the time of grant.
     Stock Appreciation Rights. The administrator of the plan may, either alone or in connection with the grant of another award, grant stock appreciation rights, the terms of which will be set forth in an award agreement; provided, however, that stock appreciation rights may only be granted if they (1) do not provide for the deferral of compensation within the meaning of Section 409A of the Code or (2) comply with the provisions of the amended and restated plan relating to deferral of the payment of any award in compliance with Section 409A of the Code and otherwise satisfy the requirements applicable to nonqualified deferred compensation under Section 409A of the Code.
     Share Awards. Subject to such performance and employment conditions as the administrator of the plan may determine, awards of common stock or awards based on the value of the common stock may be granted either alone or in addition to other awards granted under the plan.
     Change in Control. Unless otherwise provided in an award agreement, an employment agreement or in a resolution duly adopted by the Compensation Committee, all options and stock appreciation rights will automatically become vested and exercisable in full and all restrictions or performance conditions, if any, on any common stock awards, restricted common stock, restricted common stock units, performance shares or performance share units granted will automatically lapse, if, within 12 months following a Change in Control (as defined in the plan), a participant’s employment or engagement is terminated by us other than for Cause (as defined in the plan) or in any other manner that, pursuant to an employment agreement, award agreement or other agreement between us and such participant, is specifically designated as a qualified termination for purposes of the plan.
     Adjustments. In the event any change is made in the common stock subject to the plan, or subject to any award under the plan, without the receipt of consideration by us (through the merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, changes in corporate structure or other transaction not involving the receipt of consideration by us), then the administrator of the plan is required to adjust the terms of the awards in a manner that is intended to provide an appropriate adjustment that neither increases nor decreases the value of such awards as in effect immediately prior to such event, including the following: (1) the number and kind of shares of common stock with respect to which awards may be granted, (2) the number and kind of shares of common stock subject to outstanding awards and (3) the grant or exercise price with respect to any award.
     Forfeiture. In the event of a serious breach of conduct by a participant or former participant (including, without limitation, any conduct prejudicial to or in conflict with us or our subsidiaries) the administrator of the plan may (1) cancel any outstanding award granted to such participant or former participant, in whole or in part, whether or not vested, and/or (2) if such conduct or activity occurs within one year following the exercise or payment of any award, require such participant or former participant to repay any gain realized or payment received upon the exercise or payment of such award (with such gain or payment valued as of the date of exercise or payment).
     Deferral. The administrator of the plan is authorized to establish procedures pursuant to which the payment of any award may be deferred in compliance with Section 409A of the Code and the terms of the amended and restated plan adopted to comply with the requirements imposed by Section 409A of the Code and any regulations or regulatory interpretations promulgated thereunder. If the amended and restated plan is ratified and approved by our stockholders, it will also provide for default provisions that will automatically modify the terms of those awards that are determined to be 409A awards to comply with the requirements of Section 409A of the Code and any regulations or regulatory interpretations promulgated thereunder.
     Amendment and Termination. The original plan was scheduled to expire on the tenth anniversary of the original plan’s effective date, which was September 30, 2004 (except as to awards outstanding on that date). If ratified and approved by our stockholders, the amended and restated plan will expire the day before the tenth anniversary of the effective date of the amended and restated plan (except as to awards outstanding on that date). The Board of Directors may amend, suspend or terminate the plan in any respect at any time, except that no amendment will be made without stockholder approval, if such approval is necessary to comply with any applicable law, regulation or stock exchange rule, and no amendment will be made that would adversely affect the rights of a participant without such participant’s written consent, except as provided under “Adjustments.” In addition, during the Special Voting Period, any amendment, suspension or termination of the plan or any award will require the unanimous approval of the Compensation Committee or our Board of Directors, as applicable.
What are the Federal Tax Consequences of the Plan?
     The following is a summary of the material federal tax consequences of receiving options in the plan. This summary is based on the current provisions of the Code and the regulations under the Code, all of which are subject to change. A participant may also be subject to state and local taxes in the jurisdiction in which he or she works and/or resides, the consequences of which are not discussed below. This summary is for general information and is not tax advice.
     Section 162(m) Limitation. Subject to a limited number of exceptions, Section 162(m) of the Code denies a deduction to a publicly-held corporation for payments of compensation to certain senior executives that exceeds $1,000,000 in a taxable year. For this purpose, compensation attributable to stock options is included within the $1,000,000 limitation. However, to the extent that certain procedural requirements are met (e.g., the plan is approved by our stockholders, grants are made by the administrator of the plan, the exercise price is equal to the fair market value of the underlying shares upon grant, etc...), gain from the exercise of stock options should not be subject to the $1,000,000 limitation. We have attempted to structure the plan in such a manner that the remuneration attributable to the stock options will not be subject to the $1,000,000 limitation. We have not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue.
     Non-Qualified Stock Options. An individual receiving nonqualified stock options should not recognize taxable income at the time of grant. A participant should generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess, if any, in the fair market value of the option shares on exercise of the nonqualified stock options over the exercise price thereof. In general, subject to the limitations set forth in Section 162(m) and discussed above, we will be entitled to deduct from our taxable income the amount that the participant is required to include in ordinary income at the time of such inclusion.
     Section 280G of the Code. Under certain circumstances, the accelerated vesting or exercise of options or the accelerated lapse of restrictions with respect to other awards in connection with a change in control might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the grantee may be subject to a 20% excise tax and we may be denied a federal income tax deduction.
     Incentive Stock Options. An individual granted an incentive stock option will not generally recognize taxable income at the time of grant or, subject to certain conditions, at the time of exercise, although he or she may be subject to alternative minimum tax. In general, if a disqualifying disposition should occur (i.e., the shares acquired upon exercise of the option are disposed of prior to the later of two years from the date of grant or one year from the date of exercise), a participant will generally recognize ordinary compensation income in the year of disposition in an amount equal to the excess, if any, of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on disposition), over the exercise price thereof. We will not be entitled to any deduction on account of the grant of the incentive stock options or the participant’s exercise of the option to acquire common stock. However, in the event of a subsequent disqualifying disposition of such shares of common stock acquired pursuant to the exercise of an incentive stock option under circumstances resulting in taxable compensation to the participant, subject to the limitations set forth in Section 162(m) and discussed above, in general, we should be entitled to a tax deduction equal to the amount treated as taxable compensation to the participant.
     Compliance with Section 409A of the Code. Code Section 409A imposes requirements on nonqualified deferred compensation plans. The requirements include the timing of elections to defer, the timing of distributions and prohibitions on the acceleration of distributions. Failure to satisfy these requirements may result in the immediate taxation of the arrangement when there is substantial risk of forfeiture, the imposition of an additional 20% income tax on the participant and the possible imposition of penalty interest on the unpaid tax. Proposed Treasury regulations generally provide that the type of equity incentives provided under the plan will not be considered nonqualified deferred compensation. However, some awards could be covered by Section 409A of the Code. For example, the grant or modification of a stock option or stock appreciation right with an exercise price less than the fair market value of the underlying common stock could constitute nonqualified deferred compensation. In that event, the administrator normally would expect to design and administer that award in a manner that ordinarily should avoid adverse federal income tax consequences under Section 409A of the Code to any affected participant. Notwithstanding the foregoing, the plan expressly provides that there is no commitment or guarantee that any federal, state or local tax treatment will apply or be available to any person who participates or is eligible to participate in the plan.
     If an award under the plan is granted with an exercise price less than the fair market value of the common stock subject to the award on the grant date (regardless of whether or not the exercise price is intentionally or unintentionally priced at less than fair market value, or the grant is materially modified and deemed a new grant at a time when the fair market value exceeds the exercise price) or is otherwise determined to constitute nonqualified deferred compensation within the meaning of Section 409A of the Code, which we refer to as a “409A Award,” then the following additional conditions shall apply to the grant or award and shall supersede any contrary provision of the plan:
     (1) A 409A Award will not be exercisable or distributable until the earlier of:
          (a) a specified time or a fixed schedule set forth in the award agreement, or if not specified in the award agreement, the fifth anniversary of the date of grant of the 409A Award;
          (b) separation of service; provided, however, that if the 409A Award recipient is a “key employee” and our stock is publicly traded on an established securities market or otherwise, exercise or distribution may not be made before the date which is six months after the date of separation of service;
          (c) the date of the participant’s death;
          (d) the date the participant becomes disabled;
          (e) the occurrence of an unforeseeable financial emergency; or
          (f) the occurrence of a change in control event.
     (2) The 409A Award will expire and no longer be exercisable on the date that is the later of: (a) 2-1/2 months after the end of our taxable year in which the 409A Award first becomes exercisable or distributable and is not subject to a substantial risk of forfeiture; or (b) 2 1/2 months after the end of the 409A Award recipient’s taxable year in which the 409A Award first becomes exercisable or distributable and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of ten years from the date of the 409A Award was granted or (ii) the term specified in the 409A Award agreement.
     (3) A 409A Award may not be accelerated or exercised before the times noted above in paragraph (1), except (a) to an individual other than the participant as may be necessary to comply with the terms of a domestic relations order, (b) to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code), or (c) upon a change in control event or to terminate the plan or any 409A Award within 12 months of the change in control event and cancel the 409A Award for compensation.

Will the Additional Shares to be Reserved under the Amended and Restated Plan be Registered with the SEC?
     If this Proposal 2 is adopted, we intend to file a registration statement with the SEC pursuant to the Securities Act (1) to register 590,331 additional shares that are available for future grants under the amended and restated plan that were not previously registered with the SEC and (2) to reflect the amendment and restatement of the COMSYS IT Partners, Inc. 2004 Stock Incentive Plan.
Who will receive benefits under the Amended and Restated Plan?
     The Compensation Committee has not yet made determinations as to which eligible participants will be granted awards under the amended and restated plan in the future. Consequently, the benefits and/or the amounts payable under the amended and restated plan for 2007 that may be received by each of (1) our executive officers named in the 2006 Summary Compensation Table set forth in this document under “Executive Compensation;” (2) our executive officers as a group; (3) non-executive director group and (4) our employees who are not executive officers as a group, are not currently determinable. The market price of our common stock as of March 30, 2007, was $19.90 per share.
     As of March 30, 2007, there were (1) options to purchase 393,420 shares of our common stock outstanding under the original plan, issued to approximately 91 individuals, at an average exercise price of $9.99 per share and (2) 329,000 shares of our restricted common stock granted under the original plan, issued to approximately 47 individuals, including our executive officers. As of March 30, 2007, there were 310,860 shares available for future grants under the original plan.
What vote is required to ratify and approve this proposal?
     The ratification and approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. If the Amended and Restated 2004 Stock Incentive Plan is not ratified and approved, the original terms of this plan will remain in place, with the exception of those amendments that do not affect substantive rights of plan participants.
What does the Board of Directors recommend?
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION AND APPROVAL OF THE AMENDED AND RESTATED 2004 STOCK INCENTIVE PLAN.
Proposal to Ratify the Appointment of Our Independent Registered Public Accounting Firm
(Item 3 on the Proxy Card)
What am I voting on?
     You are voting on a proposal to ratify the appointment by our Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 30, 2007.
What services does the independent registered public accounting firm provide?
     Ernst & Young LLP served as our independent registered public accounting firm for fiscal 2005 and 2006. Prior to this engagement, Ernst & Young LLP served as the independent registered public accounting firm for Old COMSYS. Since its engagement, Ernst & Young LLP has provided certain services related to the audits of our consolidated financial statements, our periodic filings made with the SEC, services related to various registration statements filed by us with the SEC and other services as described below.
How much were the independent registered public accounting firm’s fees for 2005 and 2006?
     Ernst & Young LLP’s fees billed for professional services totaled $1,907,770 for 2005 and $2,016,942 for 2006. Ernst & Young’s LLP’s fees billed for professional services were as follows:

•	Audit Services—fees for audit services, which relate to the fiscal year consolidated audits for 2005 and 2006, the review of the financial statements included in our quarterly reports on Form 10-Q for the first three fiscal quarters of 2005 and 2006 and related earnings releases, various registration statements filed by us with the SEC and other documents issued in connection with securities offerings in 2005 and 2006, and other services that are normally provided by the independent registered public accounting firm in connection with our statutory and regulatory filings, were $1,598,486 for 2005 and $1,972,382 for 2006.

•	Audit-Related Services—fees for audit-related services, consisting of assurance and related services in connection with acquisitions, were $75,425 in 2005 and $0 in 2006.

•	Tax Services—fees for tax services, consisting of tax compliance services and tax planning and advisory services, were $233,859 in 2005 and $44,560 in 2006.
     The Audit Committee has considered whether the non-audit services provided to us by Ernst & Young LLP impaired the independence of Ernst & Young LLP and concluded that they did not.
     The Audit Committee has adopted a pre-approval policy that provides guidelines for the audit, audit-related, tax and other non-audit services that may be provided by the independent registered public accounting firm to the Company. The policy (a) identifies the guiding principles that must be considered by the Audit Committee in approving services to ensure that independent registered public accounting firm’s independence is not impaired; (b) describes the audit, audit-related, tax and other services that may be provided and the non-audit services that are prohibited; and (c) sets forth pre-approval requirements for all permitted services. Under the policy, all services to be provided by our independent registered public accounting firm must be pre-approved by the Audit Committee. The Audit Committee pre-approved all of the fees listed above that we incurred for services rendered by our independent registered public accounting firm in fiscal 2005 and 2006.
Will a representative of Ernst & Young be present at the meeting?
     Yes, one or more representatives of Ernst & Young LLP will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from the stockholders.
What vote is required to approve this proposal?
     Stockholder ratification of the appointment of our independent registered public accounting firm is not required by the Company’s bylaws or otherwise. However, we are submitting this proposal to the stockholders as a matter of good corporate practice. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. If the appointment of Ernst & Young LLP is not ratified, the Audit Committee will reconsider the appointment. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it is determined that such change would be in best interests of the Company and its stockholders.
What does the Board of Directors recommend?
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 30, 2007.
Solicitation by Board of Directors; Expenses of Solicitation
     Our Board of Directors has sent you this proxy statement. Our directors, officers and employees may solicit proxies by mail, by telephone or in person. Those persons will receive no additional compensation for any solicitation activities. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock held of record by those entities, and we will, upon the request of those record holders, reimburse reasonable forwarding expenses. We will pay the costs of preparing, printing, assembling and mailing the proxy material used in the solicitation of proxies.

Submission of Future Stockholder Proposals
     Under SEC rules, a stockholder who intends to present a proposal, including the nomination of directors, at the 2008 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to our Corporate Secretary. The proposal must be received no later than December 20, 2007.
     Stockholders who wish to propose a matter for action at the 2008 Annual Meeting, including the nomination of directors, but who do not wish to have the proposal or nomination included in the proxy statement, must notify the Company in writing of the information required by the provisions of our bylaws dealing with stockholder proposals. The notice must be delivered to our Corporate Secretary between January 22, 2008, and February 21, 2008. You can obtain a copy of our bylaws by writing the Corporate Secretary at the address below, or via the Internet at www.comsys.com under our “Corporate Governance” caption.
     All written proposals should be directed to Ken R. Bramlett, Jr., Corporate Secretary, COMSYS IT Partners, Inc., 4400 Post Oak Parkway, Suite 1800, Houston, Texas 77027.
     The Governance and Nominating Committee is responsible for selecting and recommending director candidates to our Board of Directors, and will consider nominees recommended by stockholders. For information on the nominating process, see the section entitled “Nominating Process for Directors” of this proxy statement.
Availability of Form 10-K and Annual Report to Stockholders
     SEC rules require us to provide an Annual Report to stockholders who receive this proxy statement. Additional copies of the Annual Report, along with copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, including the financial statements and the financial statement schedules, are available without charge to stockholders upon written request to Ken R. Bramlett, Jr., Corporate Secretary, COMSYS IT Partners, Inc., 4400 Post Oak Parkway, Suite 1800, Houston, Texas 77027, or via the Internet at www.comsys.com. We will furnish the exhibits to our Annual Report on Form 10-K upon payment of our copying and mailing expenses.
Other Matters
     The Board of Directors does not intend to present any other items of business other than those stated in the Notice of Annual Meeting of Stockholders. If other matters are properly brought before the meeting, the persons named as your proxies will vote the shares represented by it in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

APPENDIX A
COMSYS IT PARTNERS, INC.
2004 STOCK INCENTIVE PLAN1
As Amended and Restated Effective April 13, 2007
          1. Purpose. The purpose of the COMSYS IT Partners, Inc. 2004 Stock Incentive Plan (the “Plan”) is to enhance the ability of COMSYS IT Partners, Inc., a Delaware corporation (the “Company”), and its Subsidiaries to attract and retain officers, employees, directors and Consultants of outstanding ability and to provide selected officers, employees, directors and Consultants with an interest in the Company parallel to that of the Company’s stockholders. The term “Company” as used in this Plan with reference to employment or service shall include the Company and its Subsidiaries, as appropriate.
          2. Definitions.
               (a) “409A Award” shall mean an Award that is considered “nonqualified deferred compensation” within the meaning of Section 409A of the Code and Section 14 of this Plan.
               (b) “Administrator” means the Board or the Committee appointed by the Board in accordance with Section 4.
               (c) “Award” shall mean an award determined in accordance with the terms of the Plan.
               (d) “Board” shall mean the Board of Directors of the Company.
               (e) “Cause” shall mean (i) if a Participant is party to an employment agreement, Award agreement or similar agreement with the Company and such agreement includes a definition of Cause, the definition contained therein or (ii) if no such employment or similar agreement exists, it shall mean (A) the Participant’s failure to perform the duties reasonably assigned to him or her by the Company or the Participant’s willful failure to attempt to follow the legal written direction of the Board or such Participant’s supervisor, (B) a good faith finding by the Company of the Participant’s dishonesty, gross negligence or misconduct, (C) a material breach by the Participant of any written Company employment policies or rules, (D) the willful or reckless behavior of the Participant with regard to a matter of a material nature that has a material adverse impact (economic or otherwise) on the Company or (E) the Participant’s conviction for, or his or her plea of guilty or nolo contendere to, a felony or for any other crime which involves fraud, dishonesty or moral turpitude.
               (f) “Change in Control” of the Company means the occurrence of one of the following events:

[1]	Explanatory Note: When originally adopted, this plan was entitled as Venturi Partners, Inc. 2004 Stock Incentive Plan. In connection with the merger with COMSYS Holding, Inc. and related name change, the plan’s title was changed to COMSYS IT Partners, Inc. 2004 Stock Incentive Plan.

                    (i) individuals who, on the Original Effective Date (as defined in Section 22 below), constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided, however, that (A) during the “Special Voting Period” (as such term is defined in Section 3.2(b)(i) of the Amended and Restated Bylaws of the Company in effect as of the Original Effective Date (the “Bylaws”)), any person becoming a “Group A Director” or “Group B Director”(as each such term is defined in Section 3.2(b)(i) of the Bylaws) subsequent to the Original Effective Date whose election or nomination for election was effected in accordance with the applicable provisions of Section 3.2(b)(ii) of the Bylaws shall be an Incumbent Director, and (B) thereafter, any person approved by a vote of at least two-thirds (2/3rds) of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director;
                    (ii) any “person” (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the “Exchange Act”) and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) first becomes, after the Original Effective Date, a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that an event described in this paragraph (ii) shall not be deemed to be a Change in Control if any of following becomes such a beneficial owner: (A) the Company or any majority-owned subsidiary (provided, however, that this exclusion applies solely to the ownership levels of the Company or the majority-owned subsidiary), (B) any tax-qualified, broad-based employee benefit plan sponsored or maintained by the Company or any majority-owned subsidiary, (C) any underwriter temporarily holding securities pursuant to an offering of such securities, (D) any person holding 35% or more of the Company Voting Securities as of the Original Effective Date or (E) any person pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii));
                    (iii) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the corporation resulting from such Business Combination (the “Surviving Corporation”), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the “Parent Corporation”), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no person (other than any employee benefit

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plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 35% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (C) at least a majority of the members of the board of directors of the Parent Corporation (or if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a “Non-Qualifying Transaction”); or
                    (iv) Consummation of a liquidation or dissolution of the Company, unless the voting common equity interests of an ongoing entity (other than a liquidating trust) are beneficially owned, directly or indirectly, by the Company’s stockholders in substantially the same proportions as such stockholders owned the Company’s outstanding voting common equity interests immediately prior to such liquidation and such ongoing entity assumes all existing obligations of the Company under this Plan.
Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of 35% or more of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, however, that if after such acquisition by the Company such person becomes the beneficial owner of Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.
               (g) “Code” shall mean the Internal Revenue Code of 1986, as amended.
               (h) “Committee” shall mean, during the Special Voting Period, the Compensation Committee of the Board, consisting of at least two members of the Board, which has been appointed by the Board to administer the Plan and to perform the functions of the Administrator set forth herein and each of whose members is a Qualified Member. Following the Special Voting Period, “Committee” shall mean any committee, consisting of at least two members of the Board, which has been so appointed by the Board and each of whose members is a Qualified Member; provided, however, that if, following the Special Voting Period, the Board has not appointed any such committee, all references herein to the Committee or to the Administrator shall be deemed to refer to the Board.
               (i) “Common Stock” shall mean the common stock of the Company.
               (j) “Consultant” shall mean any natural person (i) engaged by the Company or a Subsidiary to render consulting or advisory services and who is compensated for such services or who provides bona fide consulting or advisory services to the Company or a Subsidiary pursuant to a written agreement, provided, that such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities, or (ii) who is a member of the Board of Directors of a Subsidiary.

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               (k) “Continuous Service” means that the Participant’s service as an employee, director or Consultant with the Company or a Subsidiary which is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or a Subsidiary as an employee, director or Consultant or a change in the entity for which the Participant renders such service; provided, however, that there is no interruption or termination of the Participant’s Continuous Service other than an approved leave of absence. The Administrator, in its sole discretion, may determine whether Continuous Service shall be considered interrupted.
               (l) “Covered Employee” shall have the meaning set forth in Section 162(m)(3) of the Code.
               (m) “Disability” shall have the same meaning as provided in any long-term disability plan maintained by the Company or any Subsidiary in which a Participant then participates (the “LTD Plans”); provided, however, that if no such plan exists, it shall have the meaning set forth in Section 22(e)(3) of the Code.
               (n) “Fair Market Value” shall mean, as of any date, the value of the Common Stock determined using a method consistent with the definition of fair market value found in Section 409A of the Code and any regulations or regulatory interpretations promulgated thereunder and in effect as of such date, and, where possible, will be determined using a method that is a presumptively reasonable valuation method under the Code and the regulations as determined below:
                    (i) If the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such stock (or the average of the highest bid and lowest asked prices, if no sales were reported) as quoted on such exchange for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
                    (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean of the closing bid and asked prices for the Common Stock on the date prior to the date of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
                    (iii) If the Common Stock is not listed on any established stock exchange, the average of the high and low bid quotations for the Common Stock on that date prior to the date of determination as reported by the National Quotation Bureau Incorporated; or
                    (iv) If the Common Stock is not readily tradable on an established securities market, the Fair Market Value shall be determined in good faith by the Administrator through the reasonable application of a reasonable valuation method based on the facts and circumstances as of the valuation date, including by an independent appraisal that meets the requirements of Code Section 401(a)(28)(C) and the regulations promulgated thereunder as of a date that is no more than 12 months before the relevant transaction to which

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the valuation is applied (for example, the grant date of an Option) and such determination shall be conclusive and binding on all persons.
               (o) “Immediate Family Member” shall mean, except as otherwise determined by the Administrator, a Participant’s spouse, ancestors and descendants.
               (p) “Incentive Stock Option” shall mean a stock option which is intended to meet the requirements of Section 422 of the Code.
               (q) “Nonqualified Stock Option” shall mean a stock option which is not intended to be an Incentive Stock Option.
               (r) “Option” shall mean either an Incentive Stock Option or a Nonqualified Stock Option.
               (s) “Participant” shall mean an officer, employee, director or Consultant of the Company or its Subsidiaries who is selected to participate in the Plan in accordance with Section 5.
               (t) “Performance Goals” shall mean or may be expressed in terms of any of the following business criteria: revenue, earnings (which may be pre or post tax, reported, operating, from continuing operations or before unusual or nonrecurring items before interest, taxes, depreciation or amortization), operating or free cash flow, return on equity or return on assets, all of which may be of the Company or of an operating unit, division, Subsidiary, acquired business, minority investment, partnership or joint venture, or may be measured on a per share basis, share price performance of the Company over time or compared to a selected group of other companies, improvements in the Company’s attainment of expense levels, and implementing or completion of critical projects. A Performance Goal may be measured over a Performance Period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, Subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. The level or levels of performance specified with respect to a Performance Goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Unless otherwise determined by the Administrator by no later than the earlier of the date that is ninety days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent (25%) of the Performance Period has elapsed, the Performance Goals will be determined without regard to any change in GAAP adopted during a Performance Period.
               (u) “Performance Objective” shall mean the level or levels of performance required to be attained with respect to specified Performance Goals in order that a Participant shall become entitled to specified rights in connection with an Award of performance shares.
               (v) “Performance Period” shall mean the calendar year, or such other shorter or longer period designated by the Administrator, during which performance will be measured in order to determine a Participant’s entitlement to receive payment of an Award.

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               (w) “Qualified Member” shall mean a member of the Board appointed to the Committee by the Board who is a “non-employee director” within the meaning of Rule 16b-3 as promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and who also is an “outside director” within the meaning of Section 162(m) of the Code.
               (x) “Qualified Termination” shall mean (i) a termination of the employment or engagement of a Participant by the Company other than for Cause or (ii) any such other termination of the employment or engagement of a Participant that, pursuant to any employment agreement, Award agreement or other agreement between the Company and such Participant, is specifically designated as a Qualified Termination for purposes of this Plan.
               (y) “Restricted Stock Unit” shall mean a hypothetical Common Stock unit having a value equal to the Fair Market Value of an identical number of shares of Common Stock as determined in Section 8 hereof.
               (z) “Special Voting Period” shall mean the three-year period commencing on the Original Effective Date and ending on the third anniversary of the Original Effective Date.
               (aa) “Subsidiary” shall mean any corporation or other entity fifty percent (50%) or more of whose stock or other form of equity interest, as applicable, having general voting power is owned by the Company, or by another Subsidiary as herein defined, of the Company, provided, however, that with respect to Incentive Stock Options, it shall mean any Subsidiary of the Company that is a corporation and that at the time qualifies as a “subsidiary corporation” within the meaning of Section 424(f) of the Code.
          3. Shares Subject to the Plan. Subject to adjustment in accordance with Section 19, the total of the number of shares of Common Stock which shall be available for the grant of Awards under the Plan shall not exceed 1,750,000, all of which may be used for Incentive Stock Options or any other Awards. Each share of Common Stock underlying an Award shall reduce the total number of shares available for grant by one share for each Award granted, regardless of the date of grant. If and to the extent that any Option or other Award is canceled or expires without exercise, shares of Common Stock related thereto shall again become available for subsequent Awards under the Plan. Upon forfeiture of any Award in accordance with the provisions of the Plan and the terms and conditions of the Award, shares of Common Stock associated with such Award shall again be available for subsequent Awards under the Plan. Subject to adjustment in accordance with Section 19, the maximum number of shares of Common Stock that may be subject to Awards under the Plan granted to any Participant during any calendar year period shall not exceed 1,750,000. Common Stock available for issue or distribution under the Plan shall be authorized and unissued shares or shares reacquired by the Company in any manner.
          4. Administration.
               (a) The Plan shall be administered by the Committee (the “Administrator”). Notwithstanding the foregoing, after the Special Voting Period, the Board may revest the administration of the Plan in the Board, and the Board or Administrator may

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(i) delegate to a committee of one or more members of the Board who are not “outside directors” within the meaning of Section 162(m) of the Code the authority to grant Awards to eligible persons who are either (A) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Award, or (B) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code; or (ii) delegate to a committee of one or more members of the Board who are not “non-employee directors” within the meaning of Rule 16b-3 the authority to grant Awards to eligible persons who are not subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an option is not validly granted under the Plan in the event Awards are granted under the Plan by a committee of the Board that does not at all times consist solely of two or more Qualified Members.
               (b) During the Special Voting Period, the Administrator shall, in accordance with Section 3.2(b)(ii)(H) of the Bylaws, unanimously (i) approve the selection of those Participants who are members of “senior management” of the Company (as such term is defined in the discretion of the Administrator), (ii) determine the type of Awards to be made to such Participants, (iii) determine the number of shares of Common Stock subject to Awards to such Participants, (iv) determine the terms and conditions of any Award granted to any such Participant hereunder (including, but not limited to, any restriction and forfeiture conditions on such Award) and (v) make any determinations regarding adjustments required or appropriate under Section 19 with respect to Awards made to such Participants. The Administrator, acting by majority vote, shall have the authority (x) at any time, to do all things described in the immediately preceding sentence with respect to all Participants who are not members of “senior management”; (y) following the Special Voting Period, to do all such things with respect to all Participants (including members of “senior management”); and (z) at any time, to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Following the Special Voting Period, the Administrator shall have the discretion and authority (I) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (II) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award, such amendment shall also be subject to the Participant’s consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the Fair Market Value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock subject to an Option and the exercise price, shall not constitute an impairment of the Participant’s rights that requires consent); (III) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their Continuous Service for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies; (IV) to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments; and (V) to determine the terms and provisions of any agreements entered into hereunder; and (VI) to make all other determinations necessary or advisable for the administration of the Plan. The Administrator may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect.

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               (c) Any action of the Administrator shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries and stockholders, Participants and persons claiming rights from or through a Participant.
               (d) The Administrator may delegate to officers or employees of the Company or any Subsidiary, and to service providers, the authority, subject to such terms as the Administrator shall determine, to perform administrative functions with respect to the Plan and Award agreements.
               (e) Members of the Committee and any officer or employee of the Company or any Subsidiary acting at the direction of, or on behalf of, the Administrator shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified by the Company with respect to any such action or determination.
          5. Eligibility. Individuals eligible to receive Awards under the Plan shall be the officers, employees, directors and Consultants of the Company and its Subsidiaries selected by the Administrator; provided, however, that only employees (including officers) of the Company and its Subsidiaries may be granted Incentive Stock Options.
          6. Awards. Awards under the Plan may consist of Options, restricted Common Stock, Restricted Stock Units, performance shares, performance share units, share awards, stock appreciation rights, 409A Awards or other awards based on the value of the Common Stock. Incentive Stock Options may only be granted to employees of the Company and its Subsidiaries. Awards shall be subject to the terms and conditions of the Plan and shall be evidenced by a written agreement containing such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Administrator shall deem desirable.
          7. Options. Options may be granted under the Plan in such form as the Administrator may from time to time approve pursuant to terms set forth in an Option agreement.
               (a) Types of Options. Each Option agreement shall state whether or not the Option will be treated as an Incentive Stock Option or Nonqualified Stock Option. The aggregate Fair Market Value of the Common Stock for which Incentive Stock Options granted to any one employee under this Plan or any other incentive stock option plan of the Company or of any of its Subsidiaries may by their terms first become exercisable during any calendar year shall not exceed $100,000, determining Fair Market Value as of the date each respective Option is granted. In the event such threshold is exceeded in any calendar year, such excess Options shall be automatically deemed to be Nonqualified Stock Options. To the extent that any Option granted under this Plan which is intended to be an Incentive Stock Option fails for any reason to qualify as such at any time, such Option shall be a Nonqualified Stock Option. Notwithstanding anything herein to the contrary, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code and Section 14 of the Plan.

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               (b) Option Price. The purchase price per share of the Common Stock purchasable under an Option (the “Option Price”) shall be not less than 100% of the Fair Market Value of the Common Stock on the date of the grant and, in the case of Incentive Stock Options granted to an employee owning stock possessing more than 10% of the total combined voting power of all classes of shares of the Company and its Subsidiaries (a “10% Stockholder”), the Option Price shall not be less than 110% of the Fair Market Value per share of the Common Stock on the date of grant. Notwithstanding the foregoing, an Option may be granted with an Option Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code (without regard to whether the Option is a statutory option).
               (c) Option Period. The term of each Option shall be fixed by the Administrator, but no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; provided, however, that in the case of Incentive Stock Options granted to 10% Stockholders, the term of such Option shall not exceed five (5) years from the date of grant.
               (d) Exercisability. Each Option shall vest and become exercisable at a rate determined by the Administrator on the date of grant.
               (e) Method of Exercise. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company in a form approved by the Administrator specifying the number shares of Common Stock to be purchased. Such notice shall be accompanied by the payment in full of the Option exercise price. The exercise price of the Option may be paid by (i) cash or certified or bank check, (ii) (A) surrender of Common Stock held by the Participant for at least six (6) months prior to exercise (or such longer or shorter period as may be required to avoid a charge to earnings for financial accounting purposes) or (B) the attestation of ownership of such shares, in either case, if so permitted by the Administrator, where such Common Stock has a Fair Market Value equal to the aggregate exercise price of the Option at the time of exercise, (iii) if established by the Administrator, through a “same day sale” commitment from optionee and a broker-dealer that is acceptable to the Company that is a member of the National Association of Securities Dealers (an “NASD Dealer”) whereby the optionee irrevocably elects to exercise the Option and to sell a portion of the shares so purchased sufficient to pay for the total exercise price and whereby the NASD Dealer irrevocably commits upon receipt of such shares to forward the total exercise price directly to the Company, (iv) through additional methods prescribed by the Administrator, all under such terms and conditions as deemed appropriate by the Administrator in its discretion, or (v) by any combination of the foregoing, and, in all instances, to the extent permitted by applicable law; provided, however, if applicable law requires, the par value (if any) of Common Stock, if newly issued, shall be paid in cash or cash equivalents. A Participant’s subsequent transfer or disposition of any Common Stock acquired upon exercise of an Option shall be subject to any Federal and state laws then applicable, specifically securities law, and the terms and conditions of this Plan.
               (f) Additional Requirements under Section 409A. Each Option agreement shall include a provision whereby, notwithstanding any provision of the Plan or the Option agreement to the contrary, the Option shall satisfy the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section

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14 hereof, in the event any Option under this Plan is granted with an Option Price less than Fair Market Value of the Common Stock subject to the Option on the date the Option is granted (regardless of whether or not such Option Price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the Option Price), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code.
          8. Restricted Common Stock.
               (a) General. The Administrator may from time to time grant restricted Awards under the Plan to eligible Participants. A restricted Award may be in the form of either restricted Common Stock or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock. Restricted Awards may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose, for such period (the “Restricted Period”) as the Administrator shall determine. The Administrator may define the Restricted Period in terms of the passage of time or in any other manner it deems appropriate including the attainment of performance criteria as described in Section 9(b) below. The Administrator may alter or waive at any time any term or condition of a restricted Award that is not mandatory under the Plan. Unless otherwise determined by the Administrator, upon termination of a Participant’s Continuous Service with the Company for any reason prior to the end of the applicable Restricted Period, the restricted Common Stock or Restricted Stock Unit shall be forfeited and the Participant shall have no right with respect to the Award. Except as restricted under the terms of the Plan and any Award agreement, any Participant awarded restricted Common Stock shall have all the rights of a stockholder including, without limitation, the right to vote restricted Common Stock. At the discretion of the Administrator, shares may have dividend rights, or phantom dividend rights, which may be paid during the Restricted Period or accumulated and paid only upon the lapse of all applicable restrictions. If a share certificate is issued in respect of restricted Common Stock, the certificate shall be registered in the name of the Participant, but shall be held by the Company for the account of the Participant until the end of the Restricted Period. Payment of Restricted Stock Units shall be made in Common Stock or in cash or in a combination thereof (based upon the Fair Market Value of the Common Stock on the day the Restricted Period expires), all as determined by the Administrator in its sole discretion.
               (b) Lapse of Restrictions. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator (including, without limitation, the Participant’s satisfaction of any applicable tax withholding obligations attributable to the Award), the restrictions applicable to the restricted Award shall lapse and, if applicable and subject to the Participant’s payment of applicable withholding taxes attributable to the Award, a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, the terms of the Plan or the terms of an Award, to the Participant or the Participant’s beneficiary or estate, as the case may be, unless such restricted Award is subject to a deferral condition that complies with the 409A Award requirements that may be allowed or required by the Administrator in its sole discretion. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the

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Fair Market Value of such fractional share in cash to the Participant or the Participant’s beneficiary or estate, as the case may be. Unless otherwise subject to a deferral condition that complies with the 409A Award requirements or if the Participant fails to make arrangements to enable the Company to satisfy any applicable tax withholding obligations, the Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2-1/2 months after the end of the Participant’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts; (ii) the date that is 2-1/2 months after the end of the Company’s taxable year for which the Restricted Period ends and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such earlier date as may be necessary to avoid application of Code Section 409A to such Award.
          9. Performance Shares.
               (a) Type of Awards. Performance shares may be granted in the form of actual shares of Common Stock or Common Stock units having a value equal to an identical number of shares of Common Stock. In the event that a share certificate is issued in respect of performance shares, such certificate shall be registered in the name of the Participant, but shall be held by the Company until the time the performance shares are earned. The Performance Objectives and the length of the Performance Period shall be determined by the Administrator. The Administrator shall determine in its sole discretion whether performance shares granted in the form of Common Stock units shall be paid in cash, Common Stock or a combination of cash and Common Stock.
               (b) Performance Objectives. The Administrator shall establish the Performance Objective for each Award of performance shares, consisting of one or more business criteria permitted as Performance Goals hereunder, one or more levels of performance with respect to each such criteria, and the amount or amounts payable or other rights that the Participant will be entitled to upon achievement of such levels of performance. The Performance Objective shall be established by the Administrator prior to, or reasonably promptly following the inception of, a Performance Period but, to the extent required by Section 162(m) of the Code, by no later than the earlier of the date that is ninety days after the commencement of the Performance Period or the day prior to the date on which twenty-five percent of the Performance Period has elapsed. More than one Performance Goal may be incorporated in a Performance Objective, in which case achievement with respect to each Performance Goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of Performance Objectives for a Performance Period, establish a matrix setting forth the relationship between performance on two or more Performance Goals and the amount of the Award of performance shares payable for that Performance Period. Performance Objectives shall be objective and shall otherwise meet the requirements of Section 162(m) of the Code. Performance Objectives may differ for performance shares granted to any one Participant or to different Participants. An Award of performance shares to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that in the event of the Participant’s termination of Continuous Service prior to the end of the Performance Period for any reason, such Award will be payable only (i) if the applicable Performance Objectives are achieved and (ii) to the extent, if any, as the Administrator shall determine.

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               (c) Certification. Following the completion of each Performance Period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the Performance Objectives and other material terms of an Award of performance shares have been achieved or met. Unless the Administrator determines otherwise, performance shares shall not be settled until the Administrator has made the certification specified under this Section 9(c).
               (d) Stock Certificate. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under an Award of performance shares only upon satisfaction of all conditions specified in the written instrument evidencing the Award (or in a performance plan adopted by the Administrator), including, without limitation, the Participant’s satisfaction of applicable tax withholding obligations attributable to the Award. Provided the Participant makes arrangements to enable the Company to satisfy any applicable tax withholding obligations, the Common Stock certificate shall be issued and delivered and the Participant shall be entitled to the beneficial ownership rights of such Common Stock not later than (i) the date that is 2-1/2 months after the end of the Participant’s taxable year for which the Administrator certifies that the Performance Objectives have been satisfied and the Participant has a legally binding right to such amounts; (ii) the date that is 2-1/2 months after the end of the Company’s taxable year for which the Administrator certifies that the Performance Objectives have been satisfied and the Participant has a legally binding right to such amounts, whichever is later; or (iii) such other date as may be necessary to avoid application of Section 409A to such Awards.
               (e) Adjustment. The Administrator may, in its discretion, reduce or eliminate the amount of payment with respect to an Award of performance shares to a Participant, notwithstanding the achievement of a specified Performance Objectives; provided, however, that no such adjustment shall be made following a Change in Control that would adversely impact any Award granted to a Participant prior to such Change in Control.
               (f) Maximum Amount Payable. Subject to Section 19, the maximum number of performance shares subject to any Award to a Covered Employee is 1,750,000 for each 12 months during the Performance Period (or, to the extent the Award is paid in cash, the maximum dollar amount of any such Award is the equivalent cash value, based on the Fair Market Value of the Common Stock, of such number of shares of Common Stock on the last day of the Performance Period).
          10. Share Purchases. The Administrator may authorize eligible individuals to purchase Common Stock in the Company at a price equal to or above the Fair Market Value of the Common Stock at the time of grant. Any such offer may be subject to the conditions and terms the Administrator may impose.
          11. Stock Appreciation Rights. The Administrator may in its discretion, either alone or in connection with the grant of another Award, grant stock appreciation rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Award agreement as to exercisability, vesting and duration, and which in no event shall have a term of greater than ten (10) years. If granted in connection with an Option, a stock appreciation right shall cover the same number of shares of Common Stock covered by the Option (or such lesser

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number of shares as the Administrator may determine) and shall, except as provided in this Section 11, be subject to the same terms and conditions as the related Option. Stock appreciation rights may be settled in cash or shares of Common Stock.
               (a) Time of Grant. A stock appreciation right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or in the case of Nonqualified Stock Options, at any time thereafter during the term of such Option.
               (b) Grant Requirements. A Stock Appreciation Right may only be granted if the Stock Appreciation Right: (i) does not provide for the deferral of compensation within the meaning of Section 409A of the Code; or (ii) satisfies the requirements of Sections 11(g) and 14 hereof. A Stock Appreciation Right does not provide for a deferral of compensation if: (A) the value of the Common Stock the excess over which the right provides for payment upon exercise (the per share exercise price) may never be less than the Fair Market Value of the underlying Common Stock on the date the right is granted, (B) the compensation payable under the Stock Appreciation Right can never be greater than the difference between the per share exercise price and the Fair Market Value of the Common Stock on the date the Stock Appreciation Right is exercised, (C) the number of shares of Common Stock subject to the Stock Appreciation Right must be fixed on the date of grant of the Stock Appreciation Right, and (D) the right does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the right.
               (c) Stock Appreciation Right Related to an Option.
               (i) A stock appreciation right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A stock appreciation right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a share of Common Stock on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option agreement.
               (ii) Upon the exercise of a stock appreciation right related to an Option, the Participant shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a share of Common Stock on the date preceding the date of exercise of such stock appreciation right over the per share purchase price under the related Option, by (B) the number of shares of Common Stock as to which such stock appreciation right is being exercised. Notwithstanding the foregoing, the Administrator may limit in any manner the amount payable with respect to any stock appreciation right by including such a limit in the agreement evidencing the stock appreciation right at the time it is granted.
               (iii) Upon the exercise of a stock appreciation right granted in connection with an Option, the Option shall be canceled to the extent of the number of shares as to which the stock appreciation right is exercised, and upon the exercise of an Option granted in connection with a stock appreciation right, the stock appreciation right shall be canceled to the extent of the number of shares of Common Stock as to which the Option is exercised or surrendered.

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               (d) Stock Appreciation Right Unrelated to an Option. The Administrator may grant to a Participant stock appreciation rights unrelated to Options. Upon exercise of a stock appreciation right unrelated to an Option, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a share on the date preceding the date of exercise of such stock appreciation right over the per share exercise price of the stock appreciation right, by (ii) number of shares of Common Stock as to which the stock appreciation right is being exercised, and be payable in either cash or Common Stock as determined by the Administrator. Notwithstanding the foregoing, the Administrator may limit in any manner the amount payable with respect to any stock appreciation right by including such a limit in the agreement evidencing the stock appreciation right at the time it is granted.
               (e) Method of Exercise. Stock appreciation rights shall be exercised by a Participant only by a written notice delivered in person or by mail to the Company at the Company’s principal executive office, specifying the number of shares of Common Stock with respect to which the stock appreciation right is being exercised. If requested by the Administrator, the Participant shall deliver the agreement evidencing the stock appreciation right being exercised and the agreement evidencing any related Option to the Company who shall endorse thereon a notation of such exercise and return such agreement to the Participant.
               (f) Form of Payment. Payment of the amount determined under this Section 11 may be made in the discretion of the Administrator solely in whole shares of Common Stock in a number determined at their Fair Market Value on the date preceding the date of exercise of the stock appreciation right, or solely in cash, or in a combination of cash and whole shares of Common Stock. If the Administrator decides to make full payment in shares in Common Stock and the amount payable results in a fractional share, the Administrator shall determine, in its discretion, whether payment for the fractional share will be made in cash or whether such fractional shares shall be eliminated by rounding up or down as appropriate.
               (g) Additional Requirements under Section 409A. A Stock Appreciation Right that is not intended to or fails to satisfy the requirements of Section 11(b) shall satisfy the requirements of this Section 11(g) and the additional conditions applicable to nonqualified deferred compensation under Section 409A of the Code, in accordance with Section 14 hereof. The requirements herein shall apply in the event any Stock Appreciation Right under this Plan is granted with a per share exercise price less than Fair Market Value of the Common Stock underlying the Award on the date the Stock Appreciation Right is granted (regardless of whether or not such per share exercise price is intentionally or unintentionally priced at less than Fair Market Value, or is materially modified at a time when the Fair Market Value exceeds the per share exercise price), or is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Any such Stock Appreciation Right may provide that it is exercisable at any time permitted under the governing written instrument, but such exercise shall be limited to fixing the measurement of the amount, if any, by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the per share exercise price (the “SAR Amount”). However, once the Stock Appreciation Right is exercised, the SAR Amount may only be paid on the fixed time, payment schedule or other event specified in the governing written instrument or in Section 14 hereof.

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          12. Share Awards. Subject to such performance and employment conditions as the Administrator may determine, Awards of Common Stock or Awards based on the value of the Common Stock may be granted either alone or in addition to other Awards granted under the Plan. Any Awards under this Section 12 and any Common Stock covered by any such Award may be forfeited to the extent so provided in the Award agreement, as determined by the Administrator. Payment of Common Stock awards made under this Section 12 which are based on the value of Common Stock may be made in Common Stock or in cash or in a combination thereof (based upon the Fair Market Value of the Common Stock on the date of payment), all as determined by the Administrator in its sole discretion.
          13. Special Provisions.
               (a) Change in Control. Unless otherwise provided in an Award agreement, upon the occurrence of a Qualified Termination of a Participant within 12 months following a Change in Control, all Options and stock appreciation rights shall automatically become vested and exercisable in full and all restrictions or performance conditions, if any, on any Common Stock awards, restricted Common Stock, restricted Common Stock units, performance shares or performance share units granted hereunder shall automatically lapse. The Administrator may, in its discretion, include such further provisions and limitations in any agreement documenting such Awards as it may deem equitable and in the best interests of the Company.
               (b) Forfeiture. Notwithstanding anything in the Plan to the contrary and unless otherwise specifically provided in an Award agreement, in the event of a serious breach of conduct by a Participant or former Participant (including, without limitation, any conduct prejudicial to or in conflict with the Company or its Subsidiary) the Administrator may (i) cancel any outstanding Award granted to such Participant or former Participant, in whole or in part, whether or not vested, and/or (ii) if such conduct or activity occurs within one (1) year following the exercise or payment of an Award, require such Participant or former Participant to repay to the Company any gain realized or payment received upon the exercise or payment of such Award (with such gain or payment valued as of the date of exercise or payment). Such cancellation or repayment obligation shall be effective as of the date specified by the Administrator. Any repayment obligation shall be satisfied in cash or, if permitted in the sole discretion of the Administrator, it may be satisfied in shares of Common Stock (based upon the Fair Market Value of the share of Common Stock on the date of payment), and the Administrator may provide for an offset to any future payments owed by the Company or any Subsidiary to the Participant or former Participant if necessary to satisfy the repayment obligation. The determination of whether a Participant or former Participant has engaged in a serious breach of conduct or any activity in competition with any of the businesses of the Company or any Subsidiary shall be determined by the Administrator in good faith and in its sole discretion.
               (c) Deferral. The Administrator shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred in compliance with Section 409A of the Code and Section 14 hereof. Subject to the provisions of the Plan and any Award agreement, the recipient of an Award (including, without limitation, any deferred Award) may, if so determined by the Administrator, be entitled to receive, currently or on a deferred basis, cash dividends, or cash payments in amounts equivalent to cash dividends on shares, with

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respect to the number of shares of Common Stock covered by the Award, as determined by the Administrator, in its sole discretion, and the Administrator may provide that such amounts (if any) shall be deemed to have been reinvested in additional shares or otherwise reinvested. Notwithstanding anything herein to the contrary, no recipient of an Award shall be entitled to receive upon the exercise of such Award an amount equal to all or part of the dividends declared and paid on the number of shares underlying the Award between the date of grant and the date of exercise unless the right to dividends declared and paid on the number of shares underlying the Award is explicitly set forth as a separate arrangement that complies with Section 409A of the Code and any regulations or regulatory interpretations promulgated thereunder and in effect at the time.
          14. Additional Conditions Applicable to Nonqualified Deferred Compensation under Section 409A of the Code. In the event any Award under this Plan is granted with an Option Price or exercise price less than Fair Market Value of the Common Stock subject to the Award on the date of grant (regardless of whether such exercise price is intentionally or unintentionally priced at less than Fair Market Value, or such Award is materially modified and deemed a new Award at a time when the Fair Market Value exceeds the Option Price or exercise price), or is otherwise determined to constitute a 409A Award, the following additional conditions shall apply and shall supersede any contrary vesting or term provisions in this Plan or in the terms of any agreement relating to such Award.
               (a) Exercise and Distribution. Notwithstanding any vesting or exercise provisions to the contrary, no 409A Award shall be exercisable or distributable earlier than upon one of the following:
               (i) Specified Time. A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of 10 years from the date of grant. If the written grant instrument does not specify a fixed time or schedule, such time shall be the date that is the fifth anniversary of the date of grant.
               (ii) Separation from Service. Separation from service (within the meaning of Section 409A of the Code) by the 409A Award recipient; provided, however, if the 409A Award recipient is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s stock is publicly traded on an established securities market or otherwise, distribution in the form of a transfer of Common Stock or cash resulting from the exercise of a 409A Award under this Section 14(a)(ii) may not be made before the date which is six months after the date of separation from service. Nothing herein shall be deemed to extend the date that an Award would otherwise expire under the terms of the Award agreement and this Plan.
               (iii) Death. The date of death of the 409A Award recipient.
               (iv) Disability. The date the 409A Award recipient becomes disabled (within the meaning of Section 14(d)(ii) hereof).
               (v) Unforeseeable Emergency. The occurrence of an unforeseeable emergency (within the meaning of Section 14(d)(iii) hereof), but only if the net value (after

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payment of the Option Price or exercise price) of the number of shares of Common Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s other assets (to the extent such liquidation would not itself cause severe financial hardship).
               (vi) Change in Control Event. The occurrence of a Change in Control Event (within the meaning of Section 14(d)(i) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.
               (b) Term. Notwithstanding anything to the contrary in this Plan or the terms of any 409A Award agreement, the term of any 409A Award shall expire and such Award shall no longer be exercisable on the date that is the later of: (a) 2-1/2 months after the end of the Company’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 14(a) and is not subject to a substantial risk of forfeiture; or (b) 2-1/2 months after the end of the 409A Award recipient’s taxable year in which the 409A Award first becomes exercisable or distributable pursuant to Section 14(a) and is not subject to a substantial risk of forfeiture, but not later than the earlier of (i) the expiration of 10 years from the date the 409A Award was granted, or (ii) the term specified in the 409A Award agreement.
               (c) No Acceleration. A 409A Award may not be accelerated or exercised before the time specified in Section 14(a), except in the case of one of the following events:
               (i) Domestic Relations Order. The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the Participant as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).
               (ii) Conflicts of Interest. The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).
               (iii) Change in Control Event. The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation. In addition, the Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award provided that such acceleration does not change the time or schedule of payment of such Award and otherwise satisfies the requirements of this Section 14 and the requirements of Section 409A of the Code.
               (d) Definitions. Solely for purposes of this Section 14 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

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                    (i) “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in Proposed Regulations § 1.409A-3(g)(5) and any subsequent guidance interpreting Code Section 409A). For example, a Change in Control Event will occur if:
                      (A) a person or more than one person acting as a group:
                         (1) acquires ownership of stock that brings such person’s or group’s total ownership in excess of 50% of the outstanding stock of the Company; or
                         (2) acquires ownership of 35% or more of the total voting power of the Company within a 12 month period.
                    (ii) “Disabled” means a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of at least three months under an accident and health plan covering Employees.
                    (iii) “Unforeseeable Emergency” means a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.
          15. Withholding. Upon (a) exercise of a Nonqualified Stock Option (or an Incentive Stock Option treated as a Nonqualified Stock Option) or exercise of a stock appreciation right, (b) the vesting or payment of any other Award under the Plan, or (c) under any other circumstances determined by the Administrator in its sole discretion, the Company shall have the right to require any Participant, and such Participant by accepting any Award granted under the Plan agrees, to pay to the Company the amount of any taxes which the Company shall be required to withhold with respect thereto. In the event of clauses (a) or (b), with the consent of the Administrator, at its sole discretion, such Participant may elect to pay to the Company an amount equal to the amount of the taxes which the Company shall be required to withhold by delivering to the Company or by having the Company withhold from the settlement of the Award shares of Common Stock having a Fair Market Value equal to the amount of the withholding tax obligation as determined by the Company; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law. Such shares so delivered to satisfy the minimum withholding obligation may be either shares withheld by the Company upon the exercise or vesting of the Award or other previously acquired shares. At the Administrator’s sole discretion, a Participant may elect to have additional taxes withheld and satisfy such withholding with cash or shares of Common Stock held for at least six (6) months prior to exercise, if, in the opinion of the Company’s outside accountants, doing so, would not result in a charge against earnings. Unless

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otherwise provided in the terms of an Award agreement, payment of the tax withholding by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act by delivering previously owned and unencumbered shares of Common Stock of the Company or in the form of share withholding is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3 promulgated under the Exchange Act, including the name of the Participant involved in the transaction, the nature of the transaction, the number of shares to be acquired or disposed of by the Participant and the material terms of the Award involved in the transaction.
          16. Nontransferability, Beneficiaries. Unless otherwise determined by the Administrator with respect to the transferability of Nonqualified Stock Options by a Participant to his Immediate Family Members (or to trusts for the benefit of Immediate Family Members or partnerships or limited liability companies either controlled by or all of the equity interests in which are owned by Immediate Family Members), no Award shall be assignable or transferable by the Participant, otherwise than by will or the laws of descent and distribution or pursuant to a beneficiary designation, and Options shall be exercisable, during the Participant’s lifetime, only by the Participant (or by the Participant’s legal representatives in the event of the Participant’s incapacity). Each Participant may designate a beneficiary to exercise any Option held by the Participant at the time of the Participant’s death or to be assigned any other Award outstanding at the time of the Participant’s death. If no beneficiary has been named by a deceased Participant, any Award held by the Participant at the time of death shall be transferred as provided in his will or by the laws of descent and distribution. Except in the case of the holder’s incapacity, an Option may only be exercised by the holder thereof during such holder’s lifetime.
          17. No Right to Continuous Service. Nothing contained in the Plan or in any Award under the Plan shall confer upon any Participant any right with respect to the continuation of service with the Company or any of its Subsidiaries, or interfere in any way with the right of the Company or its Subsidiaries to terminate his or her Continuous Service at any time. Nothing contained in the Plan shall confer upon any Participant or other person any claim or right to any Award under the Plan.
          18. Governmental Compliance. Each Award under the Plan shall be subject to the requirement that if at any time the Administrator shall determine that the listing, registration or qualification of any shares issuable or deliverable thereunder upon any securities exchange or under any Federal or state law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition thereof, or in connection therewith, no such grant or award may be exercised or shares issued or delivered unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrator.
          19. Adjustments; Corporate Events.
               (a) Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of

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shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company) (an “Event”), then the Administrator shall proportionately adjust (i) the aggregate number of shares of Common Stock or class or kind of shares that may be purchased pursuant to Awards granted hereunder; (ii) the aggregate number of shares of Common Stock or class or kind of shares that may be purchased pursuant to Incentive Stock Options granted hereunder; (iii) the number and/or class of shares of Common Stock covered by outstanding Awards; (iv) the maximum number of shares of Common Stock with respect to which Awards may be granted to any single employee during any calendar year; and (v) the Option Price of any Option and the exercise price of any other Award in effect prior to such change, to reflect any increase or decrease in the number of issued shares of Common Stock or change in the Fair Market Value of such Common Stock resulting from such transaction; provided, however, that any fractional shares resulting from the adjustment may be eliminated by a cash payment. The Administrator shall make such adjustments in a manner that is intended to provide an appropriate adjustment that neither increases nor decreases the value of such Award as in effect immediately prior to such corporate change, and its determination shall be final, binding and conclusive. Any such adjustment to an Incentive Stock Option shall be made in accordance with Section 424(a) of the Code unless otherwise determined by the Administrator in its sole discretion. The conversion of any securities of the Company that are by their terms convertible shall not be treated as a transaction “without receipt of consideration” by the Company.
               (b) Dissolution or Liquidation. In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.
               (c) Upon the occurrence of a dissolution or liquidation of the Company or an Event in which outstanding Awards are not to be assumed or otherwise continued following such dissolution, liquidation or Event, the Administrator may, in its discretion, terminate any outstanding Award without a Participant’s consent and (i) provide for either (A) the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Participant’s rights had such Award been currently exercisable or payable or fully vested, or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; and/or (ii) provide that such Award shall be exercisable (whether or not vested) as to all shares covered thereby for at least thirty (30) days prior to such dissolution, liquidation or Event.
               (d) The existence of the Plan, the Award agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

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          20. Amendment. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that (a) no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable law, regulation or stock exchange or securities association rule and (b) except as provided in Sections 9(d) and 18 above, no amendment shall be made that would adversely affect the rights of a Participant under an Award theretofore granted without such Participant’s written consent; and provided further, that during the Special Voting Period (y) any such amendment, suspension or termination; or (z) any amendment, suspension or termination of any Award shall require the unanimous approval of the Administrator or the Board, as applicable.
          21. General Provisions.
               (a) The Administrator may require each Participant purchasing or acquiring shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that such Participant is acquiring the shares for investment and without a view to distribution thereof.
               (b) All certificates for Common Stock delivered under the Plan pursuant to any Award shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law, and the Administrator may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If the Administrator determines that the issuance of Common Stock hereunder is not in compliance with, or subject to an exemption from, any applicable Federal or state securities laws, such shares shall not be issued until such time as the Administrator determines that the issuance is permissible.
               (c) It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 21(c), such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.
               (d) Except as otherwise provided by the Administrator in the applicable grant or Award agreement, a Participant shall have no rights as a stockholder with respect to any shares of Common Stocks subject to an Award until a certificate or certificates evidencing shares of Common Stock shall have been issued to the Participant and, subject to Section 19 above, no adjustment shall be made for dividends or distributions or other rights in respect of any share for which the record date is prior to the date on which Participant shall become the holder of record thereof.
               (e) Any Participant who makes a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an

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Incentive Stock Option within two years from the date of grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.
               (f) The law of the State of Delaware shall apply to all Awards and interpretations under the Plan without regard to any otherwise applicable principles of conflicts of laws that would cause the application of the substantive or procedural laws of any other jurisdiction.
               (g) Where the context requires, words in any gender shall include any other gender.
               (h) Headings of Sections are inserted for convenience and reference; they do not constitute any part of this Plan.
               (i) The Administrator shall have the power to accelerate the time at which an Award shall be exercisable or vest notwithstanding the terms of any Award agreement.
               (j) No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.
               (k) The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.
               (l) No fractional shares of Common Stock shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.
               (m) The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.
          22. Effective Date; Approval of Stockholders. This amendment and restatement of the Plan shall be effective as of April 13, 2007 (the “Effective Date”), the date of its adoption by the Board, subject to approval by the stockholders of the Company within twelve (12) months before or after such Effective Date. The Plan originally became effective as of September 30, 2004 (the “Original Effective Date”).
          23. Expiration of the Plan. Subject to earlier termination pursuant to Section 20, no Award may be granted under the Plan after the day before the tenth (10th) anniversary of the Effective Date, and except with respect to outstanding Awards, this Plan shall terminate.
[Signature Page Follows]

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          24. Execution.
IN WITNESS WHEREOF, upon authorization of the Board of Directors, the undersigned has executed this amendment and restatement of the COMSYS IT Partners, Inc. 2004 Stock Incentive Plan this 13th day of April, 2007.

COMSYS IT PARTNERS, INC.

By:	/s/ Ken R. Bramlett, Jr.

Its:	Senior Vice President and General Counsel

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COMSYS IT PARTNERS, INC.
PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS: MAY 23, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
          The undersigned hereby appoints Larry L. Enterline, Joseph C. Tusa, Jr. and Ken R. Bramlett, Jr. (together, the “Proxies”), and each of them, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote at the Annual Meeting of Stockholders of COMSYS IT Partners, Inc. (the “Company”) to be held at the St. Regis Hotel, 1919 Briar Oaks Lane, Houston, Texas 77027, on May 23, 2007, at 9:30 a.m. (local time) and at any adjournments and postponements thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the Proxies’ discretion on such other matters as may properly come before the meeting or any adjournment or postponement thereof.
(Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF
COMSYS IT PARTNERS, INC.
May 23, 2007
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
ê  Please detach along perforated line and mail in the envelope provided.  ê
■  20730030000000000000 2                                                 052307

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS UNDER PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
1. Election of Directors:					2.
Proposal to ratify and approve the Company’s Amended and Restated 2004 Stock Incentive Plan, providing for, among other amendments, an increase in the number of shares reserved for issuance under the plan.
							☐	☐	☐

NOMINEES:
☐	FOR ALL NOMINEES	¡	Larry L. Enterline
		¡	Frederick W. Eubank II
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ ¡ ¡	Robert Fotsch Robert Z. Hensley Victor E. Mandel		3.	Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2007.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)	¡ ¡	Courtney R. McCarthy Elias J. Sabo

PLEASE MARK THIS PROXY AS INDICATED HEREIN TO VOTE ON ANY ITEM. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, OR IF NO SUCH DIRECTION IS INDICATED HEREIN, IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS ON EACH PROPOSAL.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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